                                                                    Exhibit 10.3



                       DISTRIBUTION AND SUPPLY AGREEMENT*

                                   DRA, INC.



This Agreement is entered into July 31, 1994, by DRA, Inc., a company organized under the laws of the State of Delaware ("DRA"), and General Motors Corporation, a company organized under the laws of the State of Delaware ("GM"), through its Service Parts Operations ("SPO").


                                 INTRODUCTION


This Agreement is entered into with reference to the following facts:

A. DR International, Inc. ("DRI"), DRA and GM have entered into the Asset Purchase Agreement dated July 13, 1994, ("Asset Purchase Agreement"), pursuant to which DRA will purchase from GM certain of the assets, and will assume certain of the liabilities, of the Delco Remy Heavy Duty Starter Motors and Generators business ("HDO"), the Delco Remy Heavy Duty Starter Motors and Generators Remanufacturing business ("HDO Reman"), the Delco Remy Light Duty Starter Motors business ("LDO"), the Delco Remy Light Duty Starter Motors Remanufacturing business ("LD Reman") and the Powder Metal Forge business ("PMF" and collectively with HDO, HDO Reman, LD Reman and LDO, the "Businesses") of the Delco Remy Division of GM (together with any successor unit of GM, the "Delco Remy Division").

B. Following Closing under the Asset Purchase Agreement, DRA will own and operate that portion of the operations of Delco Remy Division which supplied heavy duty starter motors and generators, and light duty starter motors to SPO for distribution in the United States and Canada. The purpose of this Agreement is to set forth the terms and conditions under which DRA will supply such products to SPO (including to SPO through Delco Remy Division or another GM operation). Capitalized terms used but

* Portions of this Exhibit 10.3 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the"Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933. Such portions are marked by the symbol "XX."

     not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, DRA and GM hereby agree as follows:



                                   I. GRANT


     1.1  Exclusive Distributor For LDO Branded Products. DRA hereby appoints GM
          ----------------------------------------------
to be DRA's exclusive distributor of LDO Branded Products, as hereinafter defined, within the Territory, as hereinafter defined (the "LDO Branded Territory"). Subject to the terms of this Agreement, including Section 1.5 hereof, for so long as this Agreement remains in effect DRA shall not, and shall not authorize any other party to, offer or sell LDO Branded Products within the Territory.

     1.2  Exclusive Distributor for LDO Unbranded Products. DRA hereby appoints
          ------------------------------------------------
GM to be DRA's exclusive distributor of LDO Unbranded Products, as hereinafter defined, within the Territory only to those customers specified on Exhibit A
                                                                   ---------
attached hereto (the "LDO Unbranded Territory"). Subject to the terms of this Agreement, including Section 1.5 hereof, for so long as this Agreement remains in effect DRA shall not, and shall not authorize any other party to, offer or sell LDO Unbranded Products within the LDO Unbranded Territory.

     1.3  Exclusive Distributor For HDO Branded and HDO Unbranded Products To
          -------------------------------------------------------------------
SPO Customers. DRA hereby appoints GM to be DRA's exclusive distributor of HDO
-------------
Branded Products and HDO Unbranded Products, each as hereinafter defined, within the Territory to those GM authorized dealers and wholesale distributors ("WDs") as are being serviced by SPO as of the Closing Date under the Asset Purchase Agreement and such additional dealers and WDs as may be requested by GM from time to time and consented to by DRA, which consent shall not be unreasonably withheld (the "HDO Territory"). Subject to the terms of this Agreement, including Section 1.5 hereof, for so long as this Agreement remains in effect DRA shall not, and shall not authorize any other party to, offer or sell HDO Products to those GM authorized dealers or WDs as are being serviced by SPO as of the Closing Date under the Asset Purchase Agreement.

     1.4  Products Defined. For purposes of this Agreement:  (i) "LDO Branded
          ----------------
Products" shall mean those light duty starter motors that carry the trademark "Delco Remy" or other trademark owned and specified by GM (other than "Remy") and their associated service parts, components and assemblies and any replacements therefor, (ii) "LDO Unbranded Products" shall mean those light duty starter motors and their associated service parts, components and assemblies and any replacements therefor other than those which are branded "Delco Remy" or other trademark owned and specified by GM (other than "Remy"); (iii) "HDO Branded Products" shall mean those heavy duty starter motors and generators that carry the trademark "Delco Remy" or other trademark owned and specified by GM (other than "Remy"), and their associated service parts, components and assemblies and any replacements therefor described in Exhibit B; and (iv) "HDO
                                                      ---------
Unbranded Products" shall mean those heavy duty starter motors and generators and their associated service parts, components and assemblies and any replacements therefor other than those which are branded "Delco Remy" or other trademark owned and specified by GM (other than "Remy"); provided, however, that the terms defined in clauses (i), (ii), (iii), and (iv) respectively, shall not include such products (a) supplied as original equipment to original equipment manufacturers ("OEMs") or (b) distributed by DRA and/or such OEMs other than GM to service the aftermarket for such other OEMs. LDO Branded Products and LDO Unbranded Products are sometimes referred to herein together as "LDO Products." Similarly, HDO Branded Products and HDO Unbranded Products are sometimes referred to herein together as "HDO Products".

     1.5  Other Distribution. GM presently solicits sales from, and distributes
          ------------------
LDO Branded Products and HDO Branded Products to GM dealers, WDs, and other accounts, and it is the intent of the parties hereunder that such LDO Branded Products distribution and HDO

Branded Products distribution will conform to separate templates to be promptly agreed upon by the parties. Prior to Closing under the Asset Purchase Agreement, GM's Delco Remy Division had responsibility for distribution of HDO Branded Products to other than GM dealers, WDs, and other types of accounts currently served by SPO, and it is the intent of the parties hereunder that such distribution will be continued by DRA consistent with past practice. Except as expressly set forth in this Agreement, nothing herein shall prohibit DRA's solicitations of sales and distribution of LDO Branded Products, LDO Unbranded Products, HDO Branded Products or HDO Unbranded Products.

     1.6  Territory Defined. For purposes of this Agreement, the term
          -----------------
"Territory" shall mean the 50 United States plus the District of Columbia, and Canada. Notwithstanding the foregoing, GM shall have the nonexclusive right to sell HDO and LDO Products purchased from DRA pursuant to this Agreement to GM authorized dealers and wholesale distributors located outside the Territory who are being serviced by SPO.

                            II. DUTIES OF DRA AND GM

     2.1  Best Efforts; Good Name. GM shall use its best effort to aggressively
          -----------------------
market the LDO Products and HDO Branded Products within the applicable Territory in accordance with the terms of this Agreement and as DRA may direct from time to time. In the process of pursuing these efforts, GM shall, and shall instruct its employees and other representatives to, conduct itself and themselves in a manner consistent with professional and accepted business standards and practices consistent with the good name of GM, Delco Remy and DRA.

     2.2  Staff and Personnel. GM shall employ and maintain sufficient qualified
          -------------------
staff and sales personnel to meet its obligations hereunder.

     2.3  Qualification To Do Business. GM shall make such filings and take
          ----------------------------
such action as may be required to qualify to do business under all applicable state and local laws in order to perform the services contemplated by this Agreement.

     2.4  Price and Terms of Sales: Warranty: Royalties.
          ---------------------------------------------
          (a) GM shall have the absolute right to establish the prices, charges, terms and conditions governing the sale of LDO Branded Products, LDO Unbranded Products sold to the customers listed on Exhibit A and HDO Products under this Agreement, within each applicable Territory but agrees to consult with and reasonably consider the advice of DRA regarding such prices, charges, terms and conditions. In each case, GM shall give DRA prompt written notice of its prices to its customers consistent with the provisions of Section 3.2 of this Agreement. Included within GM's responsibility under this paragraph and at GM's sole cost and expense shall be the scope and application of any warranty accompanying GM's resale of LDO Products and HDO Branded Products, and the administration of such warranties and any other liabilities associated with such warranty.

          (b) Direct Sales of Certain LDO Unbranded Products by DRA. DRA shall
              -----------------------------------------------------
have the absolute right to establish the prices, charges, terms and conditions governing the sale of LDO Unbranded Products sold by DRA and DRA shall give prompt written notice to GM prior to DRA's notice to such customers, but in no event less than thirty (30) days prior to such prices becoming effective. To the extent DRA sells LDO Unbranded Products to customers in the Territory excluding GM or its Affiliates, DRA shall pay to GM a royalty equal to 3% of the Net Sales Price for all sales of LDO Unbranded Products to such customers. For purposes of this Agreement, "Affiliate" shall mean any other company or partnership in which GM owns, directly or indirectly, more than fifty percent (50%) of the outstanding capital stock or other equity interest. The "Net Sales Price" shall be the gross sales price as reflected on DRA's invoice before adding thereto transportation, insurance and similar charges and any sales, use, gross receipts or similar taxes charged to the customer on the invoice, but after deducting incentive, quantity or distribution channel discounts reflected on the invoice (but not after deducting any cash or early payment discounts). The aggregate royalty due GM for all sales in the immediately preceding calendar month shall be paid net 30 days.

          (c) Mutual Cooperation.  DRA shall provide to GM documentation
              ------------------
sufficient to support the calculation of royalties due GM pursuant to Section 2.4(b) above. Should such documentation prove to be unsatisfactory, in GM's reasonable discretion, the parties shall mutually cooperate in a review of DRA's books and records to confirm the amount of such royalties; provided, however, that the review of such books and records shall be strictly limited only to those necessary to confirm the royalty amount.

     2.5  Advertising. During the term of this Agreement GM will pay and be
          -----------
solely responsible for advertising and promotion of LDO Branded Products and HDO Branded Products in the applicable Territory in a manner and to a level reasonably consistent with past practice.

     2.6  Customer Inquiries. GM shall handle to appropriate conclusion all
          ------------------
customer inquiries regarding LDO Products and HDO Branded Products sold by GM; however, DRA will provide assistance with such customer inquiries as reasonably appropriate.

     2.7  Expenses. All expenses incurred by GM in connection with this
          --------
Agreement and the performance of GM duties and responsibilities hereunder shall be the responsibility of GM.

     2.8  Product Engineering. DRA shall provide product engineering and
          -------------------
production control support for LDO Products and HDO Branded Products at DRA's expense.

     2.9  Cooperation. GM and DRA will cooperate to monitor and assess
          -----------
activities hereunder in a common effort to increase efficiencies and effectiveness in the distribution and supply of LDO Products and HDO Branded Products pursuant to this Agreement.

                 III. SUPPLY ARRANGEMENTS BETWEEN THE PARTIES

     3.1  Purchase and Supply Commitment.  The provisions of Section 1.1 and
          ------------------------------
Article II of each of the Light Duty Starter Motors Component Supply Agreement, and the Heavy Duty Component Supply Agreement (which are Ancillary Agreements under the Asset Purchase Agreement) are incorporated herein by this reference and apply to SPO's respective purchases of LDO Products and service parts and HDO Branded Products from DRA as though each of the LDO Products and HDO Branded Products were called "Components" under such Light Duty Starter Motors Component Supply Agreement and Heavy Duty Component Supply Agreement; provided, however, that (i) to the extent of any conflict between the sections of such supply agreements incorporated herein and this Agreement, the provisions of this Agreement shall govern, and (ii) the price provisions governing the purchase of products hereunder by GM shall be as set forth in Section 3.2 below.

     3.2  Purchase Price of LDO and HDO Branded Products. The initial prices for
          ----------------------------------------------
LDO Products and HDO Branded Products to be sold to GM hereunder shall be those set forth on Exhibit B attached hereto which Exhibit also sets forth the current sales prices charged by GM to its customers for such products. From and after the date hereof and during the term of this Agreement, the prices at which DRA shall sell LDO Products or HDO Branded Products, as applicable, to GM shall be increased proportionately (based on the percentage increase in price) to the extent GM increases its selling prices to its customers of LDO Products or HDO Branded Products, as applicable. In the event of a price increase by GM, GM shall give DRA prompt written notice of such increase prior to GM's notifying its customers of such increase, but in no event less than ninety (90) days prior to such increase taking effect, unless otherwise mutually agreed by the parties. The increase in DRA's selling price shall be effective simultaneously with GM's price increase.

          In the event GM determines to decrease its selling price to its customers of LDO Products or HDO Products, during the first seven (7) years of this Agreement, GM shall notify DRA of such intended decrease on a timely basis, but in all cases prior to GM's notice to its customers. In the event the GM proposed price decrease (or series of related price decreases) affects or includes 50% or more of the annual dollar sales volume (as determined by the prior year's actual sales volume) of any one or more of the Product Families (as defined below), DRA will determine and shall notify GM, within 15 days of receipt of notice of such decrease, whether or not it will decrease its prices on the affected Products to GM proportionately (based on the percentage decrease in price) to GM's decrease in prices to its customers. To the extent DRA agrees to a price decrease, such decrease shall be effective simultaneously with the effective date of GM's price decrease. If DRA elects not to decrease its prices to GM (a "Price Decrease Deferral"), then DRA shall not subsequently be permitted to increase its prices to GM pursuant to this Section 3.2 unless and until the Deferred Amount (as defined below) equals zero. Similarly, should a Deferred Amount still exist at the end of the first seven (7) years of this Agreement, such amount shall carryover to future years as a prohibition on DRA's ability to increase its prices to GM pursuant to
Section 3.2 above, until the Deferred Amount is reduced to zero. Notwithstanding the foregoing, DRA will decrease its prices to GM proportionately (based on the percentage decrease in price) with GM's decrease in prices to its customers at the time during the term of this Agreement, with respect to any single production model or part number, any GM proposed price decrease (or series of related price decreases) that does not affect or include 50% or more of the annual dollar sales volume (as determined by the prior year's actual sales volume) of any Product Family, or any GM proposed price decrease whatsoever during the term of this Agreement which has an effective date subsequent to the seventh anniversary of this Agreement.

          "Product Family" means the individual groupings of products as designated by the product codes described on Exhibit C hereto.
                                             ---------

          "Deferred Amount" shall mean, at any time, (i) the cumulative aggregate dollar amount of Price Decrease Deferrals multiplied by 1.25, less
(ii) the cumulative aggregate dollar amount of price increases which DRA would have otherwise been entitled to based on GM price increases had a Deferred Amount balance not existed, in each instance, since the last date (a "Reset Date") the Deferred Amount was zero (that is, it is understood that the

Deferred Amount shall never be reduced to a negative number and following any Reset Date, the accumulation of Price Decrease Deferrals and such price increases pursuant to (i) and (ii) above shall be started over when another Price Decrease Deferral occurs).

          Except as may otherwise be mutually agreed, the foregoing pricing provisions shall also apply to all service parts, including past model service parts products, and remanufactured products sold hereunder; provided that the
                                                            --------
initial prices for service parts (as well as past model service parts and remanufactured products) shall be such prices as established on Exhibit B.

          Prices for LDO Unbranded Products sold within the LDO Unbranded Territory and billed by GM or its Affiliates directly to customers shall be no higher than the lowest Net Sales Price (adjusted where applicable for any changes in terms and conditions of sale and applicable "meet competition" market differentials) at which DRA is then selling such Unbranded LDO Products to its customers in the applicable territory, less three percent (3%).

     Pricing outside the applicable territories for LDO Unbranded Products and HDO Unbranded Products, related to North American Product Programs and billed by GM or its Affiliates directly to customers shall be no higher than the lowest Net Sales Price (adjusted where applicable for any changes in terms and conditions of sale and applicable market differentials) at which DRA is then selling such Products to its customers in the same country, less three percent (3%).

                       IV. TERM; TERMINATION; NON-COMPETE

     4.1  Term, Termination. As to HDO Branded Products and HDO Unbranded
          -----------------
Products, this Agreement shall remain in effect for three (3) years from the date hereof and shall be automatically extended for up to twelve (12) additional successive one-year terms without further action by GM or DRA unless DRA shall have given GM written notice of DRA's decision not to renew this Agreement as to HDO Branded Products beyond the then current one-year term, which notice shall be delivered to GM at least 12 months prior to the initial three (3) year term or the then current termination date. As to LDO Products, this Agreement shall remain in effect for fifteen (15) years from the date hereof; provided, however, that this Agreement may be terminated as to HDO Branded Products, or as to LDO Products, prior to the completion of the applicable term in any of the following events:

          (i) By mutual agreement of the parties.

          (ii) Either party may terminate this Agreement if the other party materially breaches it.

          (iii) By DRA as to HDO Branded Products or LDO Products, as applicable, if DRA gives written notice to GM within 30 days following each anniversary date of this Agreement if GM substantially fails to achieve the goals and objectives set forth in the HDO Product and LDO Product templates for reasons other than a general decline in the economy. Any termination under this provision, however, shall be effective as of the next anniversary date of this Agreement, following receipt of such notice.

          (iv) By GM to the extent DRA fails to meet the quality parameters set forth below: (a) for O.E.M and service parts (non-remanufactured) components which are subject to either the Light Duty Starter Motors Component Supply Agreement or the Heavy Duty Component Supply Agreement between GM and DRA, the quality standards set forth therein; (b) for past model service parts (non-remanufactured) components which are not subject to either the Light Duty Starter Motors Component Supply Agreement or the Heavy Duty Component Supply Agreement, the quality standards established with regard to such Components before they became past model; and (3) for remanufactured components, the quality standards currently in place by GM at the execution of this Agreement with respect to such remanufactured components.

      4.2  Termination Procedure. A party intending to terminate this Agreement
           ---------------------
under Section 4.1 (ii) or (iv) above shall first notify the other party in writing of the grounds for the intended termination. In the event the other party fails to remedy such grounds for termination within ninety (90) days after the date of receipt of such notice, then the terminating party may terminate this Agreement effective immediately upon written notice to the other party without the need for any judicial action.

     4.3  Reservation of Rights. The provisions of this Article are without
          ---------------------
prejudice to any other rights or remedies either party may have by reason of the default of the other party.

     4.4  Effect of Termination. Notwithstanding anything to the contrary
          --------- -----------
contained in Section 12.11 of the Asset Purchase Agreement, in the event this Agreement or a specified portion thereof is terminated

          (i) by GM pursuant to Section 4.1(ii) or Section 4.1 (iv) above, then GM shall be permitted to purchase comparable substitute products from other sources and may distribute such substitute products within the applicable Territory but only to the extent such specific products are not being sufficiently supplied by DRA; or

          (ii) by DRA pursuant to Section 4.1 (iii) above with respect to HDO Branded Products or LDO Products, as the case may be, then GM shall be permitted to purchase comparable substitute HDO products (if this Agreement is terminated as to HDO Products) or LDO products (if this Agreement is terminated by LDO Products) from other sources and may distribute such substitute HDO or LDO products within the applicable Territory but only to the extent such specific products are not being sufficiently supplied by DRA; or

          (iii) due to DRA's election to not renew or extend the term of this Agreement with respect to HDO Branded Products pursuant to Section 4.1 above, then GM shall be permitted to purchase comparable substitute HDO products from other sources and may distribute such substitute HDO products within the HDO Branded Territory.

          Upon the occurrence of any of the foregoing, GM shall be permitted to distribute the applicable products described above under any GM trademark which is not otherwise licensed to DRA, and GM shall have, for a period of two (2) years following such termination, the absolute right to acquire from DRA (under the same terms and conditions provided by this Agreement had there been no termination) LDO Branded Products and HDO Branded Products for distribution to GM authorized dealers and wholesale distributors.

     4.5  Non-Compete. Except as provided in Section 4.4 to this Agreement
          -----------
above, for the term of this Agreement, GM shall not offer or sell any goods which are competitive with, the same as, or similar to any of the LDO Products or HDO Products, or promote or advertise any such goods within the Territory without DRA's prior written consent; provided, however, that in any case where a supplier other than DRA is the O.E.M. supplier to GM of LDO Products, HDO Products or other comparable substitute products, then GM shall be permitted to purchase and distribute service parts for such LDO Products, HDO Products or other comparable or substitute products from such other suppliers, without limitation.

                              V. QUARTERLY REVIEW

SPO and DRA shall schedule on a quarterly basis a meeting of appropriate SPO and DRA personnel to review the performance and expectations hereunder and relevant product plans.

                            VI.  GENERAL PROVISIONS

     6.1  No Agency. This Agreement does not constitute either party the agent
          ---------
or legal representative of the other party. Neither party is authorized to create any obligation on behalf of the other party.

     6.2  Notices. Any notice under this Agreement shall be in writing (letter,
          -------
telex, facsimile, or telegram) and shall be effective when received by the addressee at its address indicated below.

          (a)  Notice sent to DRA shall be addressed as follows:

               Delco Remy America, Inc.
               2405 Columbus Ave.
               Anderson, Indiana 46018
               Attention:  Chief Financial Officer

          (b)  Notice sent to GM shall be addressed as follows:

               AC Delco Systems Division      GM Service Parts Operation
               4800 S. Saginaw Street         6060 West Bristol Road
               Flint, Michigan 48501          Flint, Michigan 48554
               Attn: Finance Director         Attn: General Director of Finance

          (c) Either party by written notice to the other party may designate other addresses to which notices shall be sent.

     6.3  Amendments. No amendment to this Agreement shall be binding upon
          ----------
either party unless it is in writing and is signed by the other party.

     6.4  Successors and Assignment. This Agreement shall be binding upon and
          -------------------------
inure to the benefit of GM and DRA and their respective successors and assigns. No party to this Agreement may assign this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other party; provided, however, that DRA may (a) without the prior written
             --------- -------
consent of GM assign this Agreement and any or all of its rights, interests and obligations hereunder to one or more of its Affiliates (as defined in the Asset Purchase Agreement), provided that, notwithstanding such assignment DRA shall remain liable for all of its obligations hereunder, and (b) upon receipt of GM's consent (which will not be unreasonably withheld), assign this Agreement and its rights, interests and obligations hereunder to (i) a transferee of all or substantially all of the assets of any or all of the Businesses, in each case, insofar as such rights, interests and obligations relate to or affect the assets or Businesses so transferred or as to which such assignee has become a successor, provided that GM shall take into consideration in granting its consent the following: (A) that such transferee or successor is not less creditworthy than DRA as of the Closing Date, (B) such transferee or successor executes a written acknowledgement of its assumption of DRA's obligations to GM under this Agreement, (C) that such transferee or successor is not an original equipment manufacturer of fully assembled passenger cars and/or light duty trucks, (D) if such transferee or successor is a then current supplier to GM, such transferee or successor shall be in good standing and have demonstrated manufacturing expertise, (E) if such transferee or successor is a manufacturer but is not then a current supplier to GM, such transferee or successor shall not have been terminated as a supplier by GM for reasons other than failure to be price competitive and shall have a reputation for large-scale, quality manufacturing and reliable performance of contracts.

     6.5  Law and Jurisdiction. This Agreement shall be governed by the laws of
          --------------------
the State of New York without regard to the principles of conflict or laws thereof. Each party consents, for purposes of enforcing this Agreement, to personal jurisdiction, service of process, and venue in any state or federal court within the State of New York having jurisdiction over the subject matter.

     6.6  Counterparts. This Agreement may be executed in counterparts, and each
          ------------
counterpart will be deemed to be an original instrument, provided that all such counterparts together will constitute only one agreement.

     6.7  Headings. The headings preceding the text of the sections and
          --------
subsections hereof are inserted solely for convenience of reference, and will not constitute a part of this Agreement, nor will they affect its meaning, construction or effect.

     6.8  Entire Agreement.  This Agreement constitutes the entire agreement of
          ----------------
the parties hereto regarding the subject matter hereof, and supersedes any and all prior or contemporaneous oral or written agreements between the parties relating to the subject matter of this Agreement.


IN WITNESS WHEREOF, GM and DRA have caused this Agreement to be executed by their duly authorized representatives on the day and year first written above.


DRA, Inc.                                   General Motors Corporation



By: /s/ James R. Gerrity                    By: /s/ Charles A. Cotten
   --------------------------------            ---------------------------------
   Executive V.P.

                                   EXHIBIT A
                                   ---------



                    CUSTOMER LIST OF LDO UNBRANDED PRODUCTS
                    ---------------------------------------


                                  GM Dealers

                                Direct Accounts
     (AC-Delco Wholesale Distributors and Mass Merchandiser Distributors)

                                     Trak

                                   Auto Zone

                                 Western Auto

                                   Carquest

                                  Auto Value

                                     AAAD



Mass Merchandiser Distributor (MMD)
-----------------------------------

     A Mass Merchandiser Distributor is an entity whose primary function is selling automotive replacement parts and accessories of the general type marketed by AC-Delco to mass merchandiser retailers. The mass merchandiser distributor warehouses, distributes and provides pre-sale services, including seeding, pre-ticketing, inventory control, detailing, product display arrangement, and advertisement assistance to mass merchandisers.

     Mass Merchandiser Distributors (MMD) are to be distinguished from Mass Merchandisers (MM) which are defined below.


Mass Merchandiser (MM)
----------------------

     A Mass Merchandiser is an entity (regional, national or international in scope), whose primary function is the wholesale purchase and retail sale of commodities. Merchandise is generally sold through retail outlets (owned or
                                                   --------------
franchised) direct to the customer. Mass Merchandisers are retailers in one of the following categories:

                        -   Traditional and discount department stores
                        -   Specialty discount automotive chains
                        -   Supermarkets and discount drug stores
                        -   Home and auto stores
                        -   Hardware stores
                        -   Catalog outlets and other large retailers.


                       Distribution and Supply Agreement
                                   Exhibit A

                                   EXHIBIT B
                                   ---------


                     LDO PRODUCTS AND HDO BRANDED PRODUCTS
                              AND INITIAL PRICES






                       Distribution and Supply Agreement
                                   Exhibit B

                                   SPO - DRA



                             REGULAR SERVICE PARTS
                             ---------------------


                                FINAL BASE FILE
                                ---------------

                     THIS FILE CONTAINS 1918 PART NUMBERS
                      AND INCLUDES THREE FUTURE REVISIONS





DAWN GORES
SPO PRICING
8-545-5662


07/21/94  11:18 AM

7/21/94                         FUTURE REVISIONS
11:55 AM                        ----------------
                               EFFECTIVE 10/1/94
                               -----------------
                                    as noted
                                    --------

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                          Current      Current     Current SPO      10/1/94      10/1/94     10/1/94 SPO
----------------------------------------------------------------------------------------------------------
Part Nbr  Description   Dealer Price   WD Price   Transfer Cost   Dealer Price   WD Price   Transfer Cost
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
1945500   Armature           $XX          $XX           $XX            $XX           $XX          $XX
----------------------------------------------------------------------------------------------------------
1945906   Armature           $XX          $XX           $XX            $XX           $XX          $XX
----------------------------------------------------------------------------------------------------------
1961320   Armature           $XX          $XX           $XX            $XX           $XX          $XX
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA            Prices
11:05 AM                   Regular Service Parts                       effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)          8/1/94

----------------------------------------------------------------------
                                                         SPO Transfer
----------------------------------------------------------------------
Part Nbr  Description      Dealer Price     WD Price        Cost
----------------------------------------------------------------------
 16083 LEAD                                    $XX           $XX
----------------------------------------------------------------------
 30205 WSHR                     $XX            $XX           $XX
----------------------------------------------------------------------
 34846 SPR                                     $XX           $XX
----------------------------------------------------------------------
 38367 BRUSH                                   $XX           $XX
----------------------------------------------------------------------
117957 GROMMET                  $XX            $XX           $XX
----------------------------------------------------------------------
121339 ELBOW-OIL                $XX            $XX           $XX
----------------------------------------------------------------------
127685 LOCKWSHR                                $XX           $XX
----------------------------------------------------------------------
453342 SCREW FL                 $XX            $XX           $XX
----------------------------------------------------------------------
455478 PIN                      $XX            $XX           $XX
----------------------------------------------------------------------
800091 HOLDER                   $XX            $XX           $XX
----------------------------------------------------------------------
800139 BUSHING                  $XX            $XX           $XX
----------------------------------------------------------------------
800213 FRAME                                   $XX           $XX
----------------------------------------------------------------------
800487 STUD                     $XX            $XX           $XX
----------------------------------------------------------------------
800594 FAN                      $XX            $XX           $XX
----------------------------------------------------------------------
800637 HSG                                     $XX           $XX
----------------------------------------------------------------------
801034 PULLEY                   $XX            $XX           $XX
----------------------------------------------------------------------
801077 BOOT                     $XX            $XX           $XX
----------------------------------------------------------------------
801078 CLAMP-PLU                               $XX           $XX
----------------------------------------------------------------------
801433 LEVER                    $XX            $XX           $XX
----------------------------------------------------------------------
801493 CLIP                                    $XX           $XX
----------------------------------------------------------------------
801532 CAP                      $XX            $XX           $XX
----------------------------------------------------------------------
801533 FRAME                    $XX            $XX           $XX
----------------------------------------------------------------------
801536 CONNECTOR                               $XX           $XX
----------------------------------------------------------------------
801548 CONNECTOR                $XX            $XX           $XX
----------------------------------------------------------------------
801572 DIODE                    $XX            $XX           $XX
----------------------------------------------------------------------
801591 CLIP                                    $XX           $XX
----------------------------------------------------------------------
801808 FAN                      $XX            $XX           $XX
----------------------------------------------------------------------
801810 BOLT                     $XX            $XX           $XX
----------------------------------------------------------------------
801815 CONNECTOR                $XX            $XX           $XX
----------------------------------------------------------------------
801818 STATOR                   $XX            $XX           $XX
----------------------------------------------------------------------
801833 HOUSING                  $XX            $XX           $XX
----------------------------------------------------------------------
802737 RIV-                                    $XX           $XX
----------------------------------------------------------------------
809593 PIN-DOWEL                $XX            $XX           $XX
----------------------------------------------------------------------
809658 SPR                                     $XX           $XX
----------------------------------------------------------------------
809945 WASHER                   $XX            $XX           $XX
----------------------------------------------------------------------
810601 SHOE                     $XX            $XX           $XX
----------------------------------------------------------------------
810620 BUSHING                  $XX            $XX           $XX
----------------------------------------------------------------------
812410 BUSHING                  $XX            $XX           $XX
----------------------------------------------------------------------
812823 BSHG                                    $XX           $XX
----------------------------------------------------------------------
813554 LEAD                                    $XX           $XX
----------------------------------------------------------------------
815540 WASHER                   $XX            $XX           $XX
----------------------------------------------------------------------
819362 LEAD                                    $XX           $XX
----------------------------------------------------------------------
820148 BUSHING                  $XX            $XX           $XX
----------------------------------------------------------------------
821453 WASHER                   $XX            $XX           $XX
----------------------------------------------------------------------
825197 WASHER                   $XX            $XX           $XX
----------------------------------------------------------------------
826462 BUSHING                  $XX            $XX           $XX
----------------------------------------------------------------------
826938 TERM                     $XX            $XX           $XX
----------------------------------------------------------------------
828448 BRUSH                    $XX            $XX           $XX
----------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
11:05 AM                   Regular Service Parts                      effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)         8/1/94

----------------------------------------------------------------------
                                                         SPO Transfer
----------------------------------------------------------------------
Part Nbr  Description      Dealer Price     WD Price        Cost
----------------------------------------------------------------------
 830279   PULLY                                $XX           $XX
----------------------------------------------------------------------
 830288   NUT                   $XX            $XX           $XX
----------------------------------------------------------------------
 830338   SCREW-REC             $XX            $XX           $XX
----------------------------------------------------------------------
 830489   INSULATOR             $XX            $XX           $XX
----------------------------------------------------------------------
 830620   DRIVE ASM             $XX            $XX           $XX
----------------------------------------------------------------------
 830621   MTR DRV               $XX            $XX           $XX
----------------------------------------------------------------------
 830711   HOUSING                              $XX           $XX
----------------------------------------------------------------------
 830741   SCREW                                $XX           $XX
----------------------------------------------------------------------
 830845   HOUSING                              $XX           $XX
----------------------------------------------------------------------
 900819   STARTER                              $XX           $XX
----------------------------------------------------------------------
 900820   STARTER                              $XX           $XX
----------------------------------------------------------------------
 900821   STARTER                              $XX           $XX
----------------------------------------------------------------------
1100216   DELCOTRON             $XX            $XX           $XX
----------------------------------------------------------------------
1101061   DELCOTRON             $XX            $XX           $XX
----------------------------------------------------------------------
1101178   GENERATOR             $XX            $XX           $XX
----------------------------------------------------------------------
1101279   GENERATOR                            $XX           $XX
----------------------------------------------------------------------
1101282   GEN                                  $XX           $XX
----------------------------------------------------------------------
1101285   GENERATOR                            $XX           $XX
----------------------------------------------------------------------
1101307   GENERATOR             $XX            $XX           $XX
----------------------------------------------------------------------
1101308   GEN                   $XX            $XX           $XX
----------------------------------------------------------------------
1101324   GEN                   $XX            $XX           $XX
----------------------------------------------------------------------
1101450   DELCOTRON                            $XX           $XX
----------------------------------------------------------------------
1105076   GENERATOR                            $XX           $XX
----------------------------------------------------------------------
1105356   GENERATOR             $XX            $XX           $XX
----------------------------------------------------------------------
1105360   GEN                   $XX            $XX           $XX
----------------------------------------------------------------------
1105363   GENERATOR             $XX            $XX           $XX
----------------------------------------------------------------------
1105367   GEN                   $XX            $XX           $XX
----------------------------------------------------------------------
1105368   GEN                   $XX            $XX           $XX
----------------------------------------------------------------------
1105422   GENERATOR                            $XX           $XX
----------------------------------------------------------------------
1105423   GENERATOR                            $XX           $XX
----------------------------------------------------------------------
1105435   GENERATOR                            $XX           $XX
----------------------------------------------------------------------
1105456   DELCOTRON                            $XX           $XX
----------------------------------------------------------------------
1105459   DELCOTRON                            $XX           $XX
----------------------------------------------------------------------
1105470   GENRTOR               $XX            $XX           $XX
----------------------------------------------------------------------
1105473   GENERATR              $XX            $XX           $XX
----------------------------------------------------------------------
1105475   DELCOTRON                            $XX           $XX
----------------------------------------------------------------------
1105477   DELCOTRON                            $XX           $XX
----------------------------------------------------------------------
1105500   GENERATR              $XX            $XX           $XX
----------------------------------------------------------------------
1105510   GENERATOR                            $XX           $XX
----------------------------------------------------------------------
1105514   GENERATOR                            $XX           $XX
----------------------------------------------------------------------
1105573   GENERATOR                            $XX           $XX
----------------------------------------------------------------------
1105574   DELCOTRON                            $XX           $XX
----------------------------------------------------------------------
1109524   MOTOR                 $XX            $XX           $XX
----------------------------------------------------------------------
1109534   MOTOR                 $XX            $XX           $XX
----------------------------------------------------------------------
1113272   STARTER M                            $XX           $XX
----------------------------------------------------------------------
1113273   STARTER M                            $XX           $XX
----------------------------------------------------------------------
1113274   STARTER M                            $XX           $XX
----------------------------------------------------------------------
1113275   STARTER M                            $XX           $XX
----------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA            Prices
11:05 AM                   Regular Service Parts                       effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)          8/1/94


----------------------------------------------------------------------------
                                                               SPO Transfer
----------------------------------------------------------------------------
Part Nbr  Description       Dealer Price        WD Price           Cost
----------------------------------------------------------------------------
 1113276  STARTER M                               $XX              $XX
----------------------------------------------------------------------------
 1113277  STARTER M                               $XX              $XX
----------------------------------------------------------------------------
 1113280  STARTER M                               $XX              $XX
----------------------------------------------------------------------------
 1113281  STARTER M                               $XX              $XX
----------------------------------------------------------------------------
 1113285  STARTER M                               $XX              $XX
----------------------------------------------------------------------------
 1113286  STARTER M                               $XX              $XX
----------------------------------------------------------------------------
 1113288  MOTOR-STA                               $XX              $XX
----------------------------------------------------------------------------
 1113290  MOTOR,STA                               $XX              $XX
----------------------------------------------------------------------------
 1113291  STARTERM                                $XX              $XX
----------------------------------------------------------------------------
 1113292  MOTOR-STA                               $XX              $XX
----------------------------------------------------------------------------
 1113296  MOTOR ASM              $XX                               $XX
----------------------------------------------------------------------------
 1113297  STARTERM                                $XX              $XX
----------------------------------------------------------------------------
 1113543  MOTOR                                   $XX              $XX
----------------------------------------------------------------------------
 1113653  MTR                                     $XX              $XX
----------------------------------------------------------------------------
 1114373  SOLENOID               $XX              $XX              $XX
----------------------------------------------------------------------------
 1114458  SOLENOID               $XX              $XX              $XX
----------------------------------------------------------------------------
 1114493  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------
 1114524  SOL SWTH               $XX              $XX              $XX
----------------------------------------------------------------------------
 1114531  SOLENOID               $XX              $XX              $XX
----------------------------------------------------------------------------
 1114532  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------
 1114534  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------
 1114536  SWITCH                                  $XX              $XX
----------------------------------------------------------------------------
 1114537  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------
 1114538  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------
 1114539  SWITCH                                  $XX              $XX
----------------------------------------------------------------------------
 1114540  SWITCH                                  $XX              $XX
----------------------------------------------------------------------------
 1114543  SWITCH                                  $XX              $XX
----------------------------------------------------------------------------
 1114545  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------
 1114547  SWITCH                                  $XX              $XX
----------------------------------------------------------------------------
 1114549  SWITCH                                  $XX              $XX
----------------------------------------------------------------------------
 1114557  SWITCH SO              $XX              $XX              $XX
----------------------------------------------------------------------------
 1114562  SWITCH                                  $XX              $XX
----------------------------------------------------------------------------
 1114566  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------
 1114567  SOLENOID                                $XX              $XX
----------------------------------------------------------------------------
 1114569  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------
 1114571  SWITCH,SO                               $XX              $XX
----------------------------------------------------------------------------
 1114574  SWITCH,SO                               $XX              $XX
----------------------------------------------------------------------------
 1114576  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------
 1114577  SWITCH-ST              $XX              $XX              $XX
----------------------------------------------------------------------------
 1114578  SWITCH,ST              $XX              $XX              $XX
----------------------------------------------------------------------------
 1114857  MOTOR                                   $XX              $XX
----------------------------------------------------------------------------
 1114924  MOTOR                                   $XX              $XX
----------------------------------------------------------------------------
 1115524  SOLENOID                                $XX              $XX
----------------------------------------------------------------------------
 1115541  SOLENOID               $XX              $XX              $XX
----------------------------------------------------------------------------
 1115556  SWITCH AS              $XX              $XX              $XX
----------------------------------------------------------------------------
 1115558  SWITCH AS              $XX              $XX              $XX
----------------------------------------------------------------------------
 1115559  SOLENOID               $XX              $XX              $XX
----------------------------------------------------------------------------
 1115560  SWITCH                 $XX              $XX              $XX
----------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA            Prices
11:05 AM                    Regular Service Parts                      effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)         8/1/94

-----------------------------------------------------------------------------
                                                                 SPO Transfer
-----------------------------------------------------------------------------
   Part Nbr   Description     Dealer Price         WD Price         Cost
-----------------------------------------------------------------------------
    1115561  SOLENOID              $XX               $XX              $XX
-----------------------------------------------------------------------------
    1115566  SWITCH-SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115567  SWITCH                                  $XX              $XX
-----------------------------------------------------------------------------
    1115572  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115575  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115577  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115582  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115583  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115584  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115586  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115589  SWITCH-SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115591  SOLENOID                $XX             $XX              $XX
-----------------------------------------------------------------------------
    1115592  SWITCH                                  $XX              $XX
-----------------------------------------------------------------------------
    1115593  SWITCH                  $XX             $XX              $XX
-----------------------------------------------------------------------------
    1115594  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115595  SWITCH                  $XX             $XX              $XX
-----------------------------------------------------------------------------
    1115597  SWITCH                                  $XX              $XX
-----------------------------------------------------------------------------
    1115598  SWITCH                  $XX             $XX              $XX
-----------------------------------------------------------------------------
    1115602  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115609  SOLENOID                $XX             $XX              $XX
-----------------------------------------------------------------------------
    1115610  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115612  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115613  SOLENOID                                $XX              $XX
-----------------------------------------------------------------------------
    1115616  SWITCH AS               $XX             $XX              $XX
-----------------------------------------------------------------------------
    1115617  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115618  SOLENOID                $XX             $XX              $XX
-----------------------------------------------------------------------------
    1115619  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115622  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115623  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115624  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115625  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115627  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115629  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115633  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115634  SWITCH-SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115635  SWITCH-MA                               $XX              $XX
-----------------------------------------------------------------------------
    1115636  SWITCH                                  $XX              $XX
-----------------------------------------------------------------------------
    1115637  SWITCH,SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115639  SWITCH-SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115640  SWITCH-SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115641  SWITCH-SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115642  SWITCH-SO                               $XX              $XX
-----------------------------------------------------------------------------
    1115643  SWITCH-ST                               $XX              $XX
-----------------------------------------------------------------------------
    1115644  SWITCH-SO                               $XX              $XX
-----------------------------------------------------------------------------
    1116392  REGULATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1116398  REGULATOR               $XX             $XX              $XX
-----------------------------------------------------------------------------
    1116399  REGULATOR               $XX             $XX              $XX
-----------------------------------------------------------------------------
    1116403  REGULATOR                               $XX              $XX
-----------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
11:05 AM                    Regular Service Parts                     effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)         8/1/94


-----------------------------------------------------------------------------
                                                                 SPO Transfer
-----------------------------------------------------------------------------
   Part Nbr   Description     Dealer Price         WD Price         Cost
-----------------------------------------------------------------------------
    1116405  REGULATOR             $XX               $XX              $XX
----------------------------------------------------------------------------
    1116407  REGULATOR                               $XX              $XX
----------------------------------------------------------------------------
    1116433  REGULATOR             $XX               $XX              $XX
----------------------------------------------------------------------------
    1116435  REGULATOR                               $XX              $XX
----------------------------------------------------------------------------
    1116438  REGULATOR                               $XX              $XX
----------------------------------------------------------------------------
    1116439  REGULATOR             $XX               $XX              $XX
----------------------------------------------------------------------------
    1116441  REGULATOR                               $XX              $XX
----------------------------------------------------------------------------
    1116442  REGULATOR                               $XX              $XX
----------------------------------------------------------------------------
    1117616  GENERATOR                               $XX              $XX
----------------------------------------------------------------------------
    1117618  GENERATOR             $XX               $XX              $XX
----------------------------------------------------------------------------
    1117619  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117624  GENERATOR             $XX               $XX              $XX
-----------------------------------------------------------------------------
    1117641  DELCOTRON             $XX               $XX              $XX
-----------------------------------------------------------------------------
    1117644  DELCOTRON                               $XX              $XX
-----------------------------------------------------------------------------
    1117647  DELCOTRON                               $XX              $XX
-----------------------------------------------------------------------------
    1117732  GENERATOR             $XX               $XX              $XX
-----------------------------------------------------------------------------
    1117733  DELCOTRON                               $XX              $XX
-----------------------------------------------------------------------------
    1117734  DELCOTRON                               $XX              $XX
-----------------------------------------------------------------------------
    1117738  GEN                   $XX               $XX              $XX
-----------------------------------------------------------------------------
    1117796  GENERATOR             $XX               $XX              $XX
-----------------------------------------------------------------------------
    1117801  GENERATOR             $XX               $XX              $XX
-----------------------------------------------------------------------------
    1117805  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117807  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117809  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117811  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117812  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117813  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117816  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117817  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117818  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117820  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117821  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117822  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117823  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117830  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117850  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117851  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117852  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117853  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117854  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117855  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117858  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117860  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117880  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117887  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117891  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117892  GENERATOR                               $XX              $XX
-----------------------------------------------------------------------------
    1117894  GENERATOR             $XX               $XX              $XX
-----------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                     Regular Service Parts                   effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

-----------------------------------------------------------------------------
                                                                SPO Transfer
-----------------------------------------------------------------------------
Part Nbr          Description      Dealer Price      WD Price      Cost
-----------------------------------------------------------------------------
  1117897           GENERATOR           $XX             $XX         $XX
-----------------------------------------------------------------------------
  1117898           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117899           GENERATOR           $XX             $XX         $XX
-----------------------------------------------------------------------------
  1117900           GENERATOR           $XX             $XX         $XX
-----------------------------------------------------------------------------
  1117903           GENERATOR           $XX             $XX         $XX
-----------------------------------------------------------------------------
  1117904           GENERATOR           $XX             $XX         $XX
-----------------------------------------------------------------------------
  1117905           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117909           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117911           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117912           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117914           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117915           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117916           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117918           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117920           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117921           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117922           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117924           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117926           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117929           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117931           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117932           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117933           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117934           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117936           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117937           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117938           GENERATOR           $XX             $XX         $XX
-----------------------------------------------------------------------------
  1117939           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117940           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117941           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117942           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117943           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117944           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117945           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117946           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117947           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117948           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117949           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117950           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117952           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117954           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117955           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117956           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117957           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117959           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117962           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------
  1117965           GENERATOR                           $XX         $XX
-----------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
11:05 AM                     Regular Service Parts                    effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)         8/1/94


------------------------------------------------------------------------------
                                                                  SPO Transfer
------------------------------------------------------------------------------
  Part Nbr    Description       Dealer Price       WD Price           Cost
------------------------------------------------------------------------------
     1118128 SOLENOID                $XX                $XX            $XX
------------------------------------------------------------------------------
     1118191 SOLENOI                 $XX                $XX            $XX
------------------------------------------------------------------------------
     1118437 TRANSISTO               $XX                $XX            $XX
------------------------------------------------------------------------------
     1118443 REGULATOR               $XX                $XX            $XX
------------------------------------------------------------------------------
     1118447 REGULATOR               $XX                $XX            $XX
------------------------------------------------------------------------------
     1119844 SWTH                                       $XX            $XX
------------------------------------------------------------------------------
     1119845 SWITCH                                     $XX            $XX
------------------------------------------------------------------------------
     1119865 SWITCH                  $XX                $XX            $XX
------------------------------------------------------------------------------
     1119866 SWITCH                                     $XX            $XX
------------------------------------------------------------------------------
     1838667 PLATE                   $XX                $XX            $XX
------------------------------------------------------------------------------
     1838670 BUSHING                 $XX                $XX            $XX
------------------------------------------------------------------------------
     1839345 BUSHING                 $XX                $XX            $XX
------------------------------------------------------------------------------
     1846097 GROMMET                 $XX                $XX            $XX
------------------------------------------------------------------------------
     1846529 PULLEY                                     $XX            $XX
------------------------------------------------------------------------------
     1846901 TERMINAL                $XX                $XX            $XX
------------------------------------------------------------------------------
     1846938 SUPPORT-R                                  $XX            $XX
------------------------------------------------------------------------------
     1846955 SCREW                   $XX                $XX            $XX
------------------------------------------------------------------------------
     1846956 SCREW-GEN               $XX                $XX            $XX
------------------------------------------------------------------------------
     1850844 DRIV                                       $XX            $XX
------------------------------------------------------------------------------
     1851225 ARMATURE                                   $XX            $XX
------------------------------------------------------------------------------
     1851546 STOP                    $XX                $XX            $XX
------------------------------------------------------------------------------
     1851552 ARMATURE                                   $XX            $XX
------------------------------------------------------------------------------
     1851572 STATOR                                     $XX            $XX
------------------------------------------------------------------------------
     1851632 INSULATOR               $XX                $XX            $XX
------------------------------------------------------------------------------
     1851714 STUD                    $XX                $XX            $XX
------------------------------------------------------------------------------
     1851758 HOUSING-D                                  $XX            $XX
------------------------------------------------------------------------------
     1851808 NUT                     $XX                $XX            $XX
------------------------------------------------------------------------------
     1851940 BR PLATE                                   $XX            $XX
------------------------------------------------------------------------------
     1851954 LEVER                                      $XX            $XX
------------------------------------------------------------------------------
     1851960 0-RING                  $XX                $XX            $XX
------------------------------------------------------------------------------
     1851966 PLUNGER                 $XX                $XX            $XX
------------------------------------------------------------------------------
     1851971 CONNECTOR               $XX                $XX            $XX
------------------------------------------------------------------------------
     1851977 PIN                                        $XX            $XX
------------------------------------------------------------------------------
     1851981 FLD COIL                                   $XX            $XX
------------------------------------------------------------------------------
     1851983 CONNECTOR                                  $XX            $XX
------------------------------------------------------------------------------
     1851986 HOUSING-L                                  $XX            $XX
------------------------------------------------------------------------------
     1851995 NUT                                        $XX            $XX
------------------------------------------------------------------------------
     1852012 HOUSING-S               $XX                $XX            $XX
------------------------------------------------------------------------------
     1852026 FLD COIL                                   $XX            $XX
------------------------------------------------------------------------------
     1852033 STATOR                  $XX                $XX            $XX
------------------------------------------------------------------------------
     1852224 NUT                     $XX                $XX            $XX
------------------------------------------------------------------------------
    1852519  TERM UNIT               $XX                $XX            $XX
------------------------------------------------------------------------------
    1852630  FRAME                   $XX                $XX            $XX
------------------------------------------------------------------------------
    1852726  FRAME ASM               $XX                $XX            $XX
------------------------------------------------------------------------------
    1852748  INSULATOR                                  $XX            $XX
------------------------------------------------------------------------------
    1852856  PULLEY                  $XX                $XX            $XX
------------------------------------------------------------------------------
    1852860  ARMATURE                                   $XX            $XX
------------------------------------------------------------------------------
    1852880  BRUSH                   $XX                $XX            $XX
------------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA            Prices
11:05 AM                    Regular Service Parts                      effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)          8/1/94

-----------------------------------------------------------------------------
                                                                SPO Transfer
-----------------------------------------------------------------------------
   Part Nbr   Description      Dealer Price         WD Price        Cost
-----------------------------------------------------------------------------
    1852882  BRUSH                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852883  BRUSH                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852884  BRUSH                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852885  BRUSH                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852886  BRUSH                                     $XX            $XX
-----------------------------------------------------------------------------
    1852887  BRUSH                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852888  BRUSH                                     $XX            $XX
-----------------------------------------------------------------------------
    1852889  BRUSH                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852890  BRUSH                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852892  BRUSH                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852893  BRUSH                                     $XX            $XX
-----------------------------------------------------------------------------
    1852894  BRUSH                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852928  DIODE                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852929  DIODE                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852930  DIODE                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1852948  PLUG                                      $XX            $XX
-----------------------------------------------------------------------------
    1852951  SRE FRAME                                 $XX            $XX
-----------------------------------------------------------------------------
    1853917  WASHER                   $XX              $XX            $XX
-----------------------------------------------------------------------------
    1857963  BRUSH                                     $XX            $XX
-----------------------------------------------------------------------------
    1858490  WASHER                   $XX              $XX            $XX
-----------------------------------------------------------------------------
    1858749  TERM                     $XX              $XX            $XX
-----------------------------------------------------------------------------
    1861785  SPRING                   $XX              $XX            $XX
-----------------------------------------------------------------------------
    1861791  WASHER                   $XX              $XX            $XX
-----------------------------------------------------------------------------
    1862383  BEARING                  $XX              $XX            $XX
-----------------------------------------------------------------------------
    1864279  BUSHING                  $XX              $XX            $XX
-----------------------------------------------------------------------------
    1866400  FAN                      $XX              $XX            $XX
-----------------------------------------------------------------------------
    1867150  SEAL                                      $XX            $XX
-----------------------------------------------------------------------------
    1867411  FLD COIL                                  $XX            $XX
-----------------------------------------------------------------------------
    1867431  SCREW                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1867531  BRIDGE                   $XX              $XX            $XX
-----------------------------------------------------------------------------
    1868804  DRIV                                      $XX            $XX
-----------------------------------------------------------------------------
    1868835  INSULATOR                $XX              $XX            $XX
-----------------------------------------------------------------------------
    1869747  SHOE                     $XX              $XX            $XX
-----------------------------------------------------------------------------
    1870697  CAPACITOR                $XX              $XX            $XX
-----------------------------------------------------------------------------
    1870921  PACKAGE                                   $XX            $XX
-----------------------------------------------------------------------------
    1873796  BUSHING                  $XX              $XX            $XX
-----------------------------------------------------------------------------
    1874133  DRIVE                                     $XX            $XX
-----------------------------------------------------------------------------
    1874852  BRSH                                      $XX            $XX
-----------------------------------------------------------------------------
    1875645  BRIDGE                   $XX              $XX            $XX
-----------------------------------------------------------------------------
    1875852  DRIVE                    $XX              $XX            $XX
-----------------------------------------------------------------------------
    1876080  LEAD                     $XX              $XX            $XX
-----------------------------------------------------------------------------
    1876163  ROTOR ASM                $XX              $XX            $XX
-----------------------------------------------------------------------------
    1876358  CONNECTOR                $XX              $XX            $XX
-----------------------------------------------------------------------------
    1876366  ARMA                                      $XX            $XX
-----------------------------------------------------------------------------
    1876367  FLD COIL                                  $XX            $XX
-----------------------------------------------------------------------------
    1876388  REGULATOR                $XX              $XX            $XX
-----------------------------------------------------------------------------
    1876458  SUPPORT                  $XX              $XX            $XX
-----------------------------------------------------------------------------
    1876474  LEAD ASMB                                 $XX            $XX
-----------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA            Prices
11:05 AM                    Regular Service Parts                      effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)          8/1/94


-------------------------------------------------------------------------------
                                                                   SPO Transfer
-------------------------------------------------------------------------------
    Part Nbr    Description     Dealer Price        WD Price           Cost
-------------------------------------------------------------------------------
     1876681  SCREW                    $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876682  SCREW                    $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876762  R E HSG.                 $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876769  STATOR                                 $XX              $XX
-------------------------------------------------------------------------------
     1876772  CONN BODY                              $XX              $XX
-------------------------------------------------------------------------------
     1876797  DIODE TR                 $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876804  STATOR                   $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876805  GROMMET                  $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876806  BOOT                     $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876807  LEAD                                   $XX              $XX
-------------------------------------------------------------------------------
     1876808  SCREW                    $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876809  LEAD                                   $XX              $XX
-------------------------------------------------------------------------------
     1876813  PLUG                     $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876814  PLATE                    $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876857  DRIVE                                  $XX              $XX
-------------------------------------------------------------------------------
     1876873  HOLDER AY                $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876877  SCREW-POL                $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876881  HOUSING                  $XX           $XX              $XX
-------------------------------------------------------------------------------
     1876897  TERM PKG                               $XX              $XX
-------------------------------------------------------------------------------
     1876931  LEAD-BRID                $XX           $XX              $XX
-------------------------------------------------------------------------------
     1877164  PACKAGE                                $XX              $XX
-------------------------------------------------------------------------------
     1877348  DRIVE                                  $XX              $XX
-------------------------------------------------------------------------------
     1877360  HOUSING                                $XX              $XX
-------------------------------------------------------------------------------
     1877361  ARMATURE                               $XX              $XX
-------------------------------------------------------------------------------
     1880046  CAPACITOR                              $XX              $XX
-------------------------------------------------------------------------------
     1880118  BRACKET                  $XX           $XX              $XX
-------------------------------------------------------------------------------
     1880132  BRIDGE                                 $XX              $XX
-------------------------------------------------------------------------------
     1880142  LEAD                                   $XX              $XX
-------------------------------------------------------------------------------
     1880895  PULLEY                                 $XX              $XX
-------------------------------------------------------------------------------
     1880998  BRUSH                                  $XX              $XX
-------------------------------------------------------------------------------
     1881835  SPR-                                   $XX              $XX
-------------------------------------------------------------------------------
     1881838  BRUSH                                  $XX              $XX
-------------------------------------------------------------------------------
     1881865  TERM                                   $XX              $XX
-------------------------------------------------------------------------------
     1883730  BRG                                    $XX              $XX
-------------------------------------------------------------------------------
     1887021  POLE SHOE                $XX           $XX              $XX
-------------------------------------------------------------------------------
     1891143  SEAL-OIL                 $XX           $XX              $XX
-------------------------------------------------------------------------------
     1891175  RESISTOR                 $XX           $XX              $XX
-------------------------------------------------------------------------------
     1891278  SCREW                    $XX           $XX              $XX
-------------------------------------------------------------------------------
     1891404  ARMATURE                               $XX              $XX
-------------------------------------------------------------------------------
     1891916  ARMATURE                 $XX           $XX              $XX
-------------------------------------------------------------------------------
     1891918  FLD COIL                 $XX           $XX              $XX
-------------------------------------------------------------------------------
     1891927  BUSHING                  $XX           $XX              $XX
-------------------------------------------------------------------------------
     1891928  WICK                     $XX           $XX              $XX
-------------------------------------------------------------------------------
     1891955  LEAD                     $XX           $XX              $XX
-------------------------------------------------------------------------------
     1892000  TRANSISTR                $XX           $XX              $XX
-------------------------------------------------------------------------------
     1892005  CAPACITOR                $XX           $XX              $XX
-------------------------------------------------------------------------------
     1892009  FUSE                     $XX           $XX              $XX
-------------------------------------------------------------------------------
     1892106  DIODE                    $XX           $XX              $XX
-------------------------------------------------------------------------------

   7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA         Prices
   11:05 AM                Regular Service Parts                       effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

   ----------------------------------------------------------------------------------
                                                                         SPO Transfer
   ----------------------------------------------------------------------------------
   Part Nbr     Description       Dealer Price         WD Price              Cost
   ----------------------------------------------------------------------------------
    1892218  BAFFLE                   $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1892277  HOUSING                                     $XX                 $XX
   ----------------------------------------------------------------------------------
    1892281  ARMATURE                                    $XX                 $XX
   ----------------------------------------------------------------------------------
    1892414  PLATE                                       $XX                 $XX
   ----------------------------------------------------------------------------------
    1892533  PULLEY                   $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1892765  BUSHING                  $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1892801  RESISTOR                 $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1892810  POTENT.                  $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1892923  COVER                                       $XX                 $XX
   ----------------------------------------------------------------------------------
    1892941  STATOR                   $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1892960  RECT HSG                 $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893012  HOUSING                                     $XX                 $XX
   ----------------------------------------------------------------------------------
    1893058  PULLEY                                      $XX                 $XX
   ----------------------------------------------------------------------------------
    1893132  SPACER                   $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893268  HOUSING                  $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893269  ARMATURE                 $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893273  SHAFT ASM                $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893293  HOLDER                   $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893296  BRUSH                    $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893358  LEVER                    $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893370  GROMMET                  $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893445  DRIVE                    $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893453  BOLT                     $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893560  DRIVE ASM                $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893561  PINION                                      $XX                 $XX
   ----------------------------------------------------------------------------------
    1893562  MOTOR DR                 $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1893563  DRIVE A                                     $XX                 $XX
   ----------------------------------------------------------------------------------
    1893813  WASHER                   $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894023  BUSHING                  $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894106  HOUSING-L                                   $XX                 $XX
   ----------------------------------------------------------------------------------
    1894107  DRIVE                                       $XX                 $XX
   ----------------------------------------------------------------------------------
    1894444  COVER                    $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894445  THRU BOLT                $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894446  ROTOR                    $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894458  SCREW                    $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894462  CONNECTOR                $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894463  BUSHING                  $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894464  CONNECTOR                $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894465  HOUSING                  $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894467  STATOR                                      $XX                 $XX
   ----------------------------------------------------------------------------------
    1894468  GROMMET                  $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894473  CONNECTOR                $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894474  FLD COIL                                    $XX                 $XX
   ----------------------------------------------------------------------------------
    1894483  D E FRAME                $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894490  STATOR                   $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894492  FLD COIL                 $XX                $XX                 $XX
   ----------------------------------------------------------------------------------
    1894503  SCREW                                       $XX                 $XX
   ----------------------------------------------------------------------------------
    1894559  BRUSH                                       $XX                 $XX
   ----------------------------------------------------------------------------------

 7/21/94           SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA        Prices
 11:05 AM                     Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

   ----------------------------------------------------------------------------------
                                                                         SPO Transfer
   ----------------------------------------------------------------------------------
   Part Nbr     Description       Dealer Price         WD Price              Cost
   ----------------------------------------------------------------------------------
    1894563  BRUSH & A                                   $XX                 $XX
   ----------------------------------------------------------------------------------
    1894568  RELAYTERM                                   $XX                 $XX
   ----------------------------------------------------------------------------------
    1894586  SCREW & W               $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1894626  TERM PKG                                    $XX                 $XX
   ----------------------------------------------------------------------------------
    1894627  TERM PKG                $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1894635  BUSHING                 $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1894636  BUSHING                 $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1894637  BUSHING                 $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1894638  BUSHING                 $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1894641  SCREW                   $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1894642  0-RING                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1894643  0-RING                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1894712  STUD&LEAD                                   $XX                 $XX
   ----------------------------------------------------------------------------------
    1894867  DIODE                   $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1902746  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1903058  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1904436  LOCKWIRE                $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1904966  GSKT                                        $XX                 $XX
   ----------------------------------------------------------------------------------
    1904967  GSKT                                        $XX                 $XX
   ----------------------------------------------------------------------------------
    1905125  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1905406  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1906049  TERM                    $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1906909  BRUSH                                       $XX                 $XX
   ----------------------------------------------------------------------------------
    1906931  BRUSH GEN               $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1906940  BRUSH                                       $XX                 $XX
   ----------------------------------------------------------------------------------
    1906945  BRUSH                   $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1906979  BRUSH                   $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1906984  BRUSH                                       $XX                 $XX
   ----------------------------------------------------------------------------------
    1906986  BRUSH                                       $XX                 $XX
   ----------------------------------------------------------------------------------
    1906988  BRUSH                   $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1906989  BRUSH                   $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1906990  BRSH                                        $XX                 $XX
   ----------------------------------------------------------------------------------
    1907474  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1907507  WASHER                                      $XX                 $XX
   ----------------------------------------------------------------------------------
    1909965  GASKET                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1910379  SEAL                                        $XX                 $XX
   ----------------------------------------------------------------------------------
    1910572  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1911116  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1911502  HUB                                         $XX                 $XX
   ----------------------------------------------------------------------------------
    1911644  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1912008  GASKET                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1912073  INSULATOR                                   $XX                 $XX
   ----------------------------------------------------------------------------------
    1912448  BOOT                    $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1913382  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1913694  STUD                                        $XX                 $XX
   ----------------------------------------------------------------------------------
    1913743  LOCKWASHE               $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------
    1913958  WASHER                                      $XX                 $XX
   ----------------------------------------------------------------------------------
    1913959  WASHER                  $XX                 $XX                 $XX
   ----------------------------------------------------------------------------------

7/21/94           SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA        Prices
11:05 AM                       Regular Service Parts                  effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)       8/1/94

   ----------------------------------------------------------------------------------
                                                                         SPO Transfer
   ----------------------------------------------------------------------------------
   Part Nbr     Description       Dealer Price         WD Price              Cost
   ----------------------------------------------------------------------------------
    1914842  WASHER                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1914869  SCREW                    $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1914873  INSULATOR                $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1915172  NUT                      $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1915669  BUSHING                                     $XX                  $XX
   ----------------------------------------------------------------------------------
    1915717  SCREW                    $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1915718  CLIP                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1916272  SEAL                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1916324  SPRING                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1916439  WICK                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1917119  CONTACT                                     $XX                  $XX
   ----------------------------------------------------------------------------------
    1918047  SEAL                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1918618  COVER-MAG                                   $XX                  $XX
   ----------------------------------------------------------------------------------
    1918621  GASKET                                      $XX                  $XX
   ----------------------------------------------------------------------------------
    1919042  WASHER                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1919478  WASHER                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1919851  WICK                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1921362  BSHG                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1921660  BUSHING                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1922457  WASHER                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1923295  BRUSH                                       $XX                  $XX
   ----------------------------------------------------------------------------------
    1923907  BRG                      $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1925378  HLDR                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1925919  SCREW                    $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1927345  WASHER                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1927848  RING                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1927849  COLLAR                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1928015  SUPT UN                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1928021  COLLAR                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1928022  RING-RET.                $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1928201  WASHER,DE                                   $XX                  $XX
   ----------------------------------------------------------------------------------
    1929959  RETAINER                 $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1930611  SCREW                    $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1930852  GEAR                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1931129  SHOE                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1931773  HLDR                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1931783  BUSHING                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1931808  PLTE                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1932190  BUSHING                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1932197  STUD                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1932506  BRUSH                    $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1933111  GASKET                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1933879  STUD                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1933999  BUSHING                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1934316  HSG-                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1934477  SHOE-ST M                $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1934478  SHOE                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1934751  HSG-                                        $XX                  $XX
   ----------------------------------------------------------------------------------

7/21/94            SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA                      Prices
11:05 AM                        Regular Service Parts                               effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)                      8/1/94

   ----------------------------------------------------------------------------------
                                                                         SPO Transfer
   ----------------------------------------------------------------------------------
   Part Nbr     Description       Dealer Price         WD Price              Cost
   ----------------------------------------------------------------------------------
    1935851  ARMATURE                 $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1936466  WSHR                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1937310  SEAL                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1937718  SEAL                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1937975  DRIVE                                       $XX                  $XX
   ----------------------------------------------------------------------------------
    1938058  PIN                      $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1938178  ARMA                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1938743  BUSHING                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1939109  DRIV                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1939889  COIL                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1939890  COIL                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1939894  BSHG                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1939970  BOLT                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1940385  FRAME ASM                $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1940421  HLDR                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1940422  HLDR                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1940477  HOLDER                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941002  ROTOR-GEN                $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941036  STUD-GEN                 $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941039  INSULATOR                $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941041  RING-GEN                 $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941042  SLEEVE                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941043  RING-GEN                 $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941051  WASHER                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941052  CLAMP-GEN                $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941055  SLEEVE                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941056  SPACER                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941057  RING-GEN                 $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941060  PLATE-GEN                $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941111  BOLT                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1941888  ARMA                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1942245  LEVER                    $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1942249  CONN                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1942250  PLUNGER                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1942911  PULLEY                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1942969  BUSHING                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1943580  BRG                                         $XX                  $XX
   ----------------------------------------------------------------------------------
    1943628  BUSHING                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1944373  ARM                      $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1944639  PULY                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1944973  BUSHING                  $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1945350  COIL                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1945356  PLUG                     $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1945400  SUPP                                        $XX                  $XX
   ----------------------------------------------------------------------------------
    1945476  GASKET                   $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1945484  LEVER                    $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1945500  ARMATURE                 $XX                $XX                  $XX
   ----------------------------------------------------------------------------------
    1945515  END FRAME                $XX                $XX                  $XX
   ----------------------------------------------------------------------------------

7/21/94            SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA                      Prices
11:05 AM                        Regular Service Parts                               effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)                      8/1/94

   ----------------------------------------------------------------------------------
                                                                         SPO Transfer
   ----------------------------------------------------------------------------------
   Part Nbr     Description       Dealer Price         WD Price              Cost
   ----------------------------------------------------------------------------------
    1945804  SHAFT                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1945840  ARM ASM                  $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1945848  END FRAME                $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1945849  PLATE ASM                $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1945853  COIL ASM                 $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1945860  O RING                                       $XX                $XX
   ----------------------------------------------------------------------------------
    1945862  CONNECTR                                     $XX                $XX
   ----------------------------------------------------------------------------------
    1945906  ARMATURE                                     $XX                $XX
   ----------------------------------------------------------------------------------
    1945913  ARMATURE                                     $XX                $XX
   ----------------------------------------------------------------------------------
    1945923  BRUSH                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1946003  STUD                     $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1946012  GSKT                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1946386  COIL                     $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1946394  CONN                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1946395  WASHER                                       $XX                $XX
   ----------------------------------------------------------------------------------
    1946400  BRU                      $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1946404  BRSH                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1946406  BRUSH                                        $XX                $XX
   ----------------------------------------------------------------------------------
    1946407  BRSH                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1946427  BRUSH                                        $XX                $XX
   ----------------------------------------------------------------------------------
    1946434  BRUSH                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1946484  BRUSH                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1946490  BRUSH                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1946491  BRUSH                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1946594  PULY                     $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1947350  WICK                     $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1947353  ARMA                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1947873  HOLDER                   $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1947888  GASKET                   $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1947890  SPRING                   $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948113  DRIV                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1948276  GSKT                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1948279  GSKT                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1948385  BRG-                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1948512  GSKT                                         $XX                $XX
   ----------------------------------------------------------------------------------
    1948515  PLATE ASM                $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948519  WASHER                   $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948520  RETAINER                 $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948521  SPRING                   $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948522  PLUNGER                  $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948526  RETAINER                 $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948529  SHAFT                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948536  SCREW                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948537  SCREW                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948656  NUT                      $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948661  SPRING                   $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1948688  LEVER                    $XX                 $XX                $XX
   ----------------------------------------------------------------------------------
    1949184  PKG                                          $XX                $XX
   ----------------------------------------------------------------------------------

                SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA
                             Regular Service Parts
               (AC Delco/GM Parts Common and AC Delco Exclusive)

---------------------------------------------------------------------------------
                                                                     SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr     Description       Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1949186  PKG                                          $XX              $XX
---------------------------------------------------------------------------------
    1949188  PKG                                          $XX              $XX
---------------------------------------------------------------------------------
    1949243  ARMA                                         $XX              $XX
---------------------------------------------------------------------------------
    1949327  GROMMET                     $XX              $XX              $XX
---------------------------------------------------------------------------------
    1949429  DRIV                                         $XX              $XX
---------------------------------------------------------------------------------
    1949556  PLATE                                        $XX              $XX
---------------------------------------------------------------------------------
    1949619  PLUG                                         $XX              $XX
---------------------------------------------------------------------------------
    1949715  SUPT                                         $XX              $XX
---------------------------------------------------------------------------------
    1949731  CAP-                                         $XX              $XX
---------------------------------------------------------------------------------
    1949916  PULY                                         $XX              $XX
---------------------------------------------------------------------------------
    1949984  HOUSING.D                                    $XX              $XX
---------------------------------------------------------------------------------
    1950029  INSWASHER                   $XX              $XX              $XX
---------------------------------------------------------------------------------
    1950063  WSHR                        $XX              $XX              $XX
---------------------------------------------------------------------------------
    1950064  WASHER-SO                   $XX              $XX              $XX
---------------------------------------------------------------------------------
    1950111  GASKET                                       $XX              $XX
---------------------------------------------------------------------------------
    1950305  THERMOSTA                   $XX              $XX              $XX
---------------------------------------------------------------------------------
    1950307  ARM                                          $XX              $XX
---------------------------------------------------------------------------------
    1950392  PULY                                         $XX              $XX
---------------------------------------------------------------------------------
    1950561  STUD,FIEL                   $XX              $XX              $XX
---------------------------------------------------------------------------------
    1951100  HOUSING                                      $XX              $XX
---------------------------------------------------------------------------------
    1951254  ARMATURE                                     $XX              $XX
---------------------------------------------------------------------------------
    1951567  LEVER                       $XX              $XX              $XX
---------------------------------------------------------------------------------
    1951792  SPRING                                       $XX              $XX
---------------------------------------------------------------------------------
    1952135  HOLDER                                       $XX              $XX
---------------------------------------------------------------------------------
    1952193  STUD                        $XX              $XX              $XX
---------------------------------------------------------------------------------
    1952212  BUSHING                     $XX              $XX              $XX
---------------------------------------------------------------------------------
    1952427  GASKET                      $XX              $XX              $XX
---------------------------------------------------------------------------------
    1952563  CONTACT                     $XX              $XX              $XX
---------------------------------------------------------------------------------
    1953071  PULLEY                      $XX              $XX              $XX
---------------------------------------------------------------------------------
    1953236  STUD LEAD                   $XX              $XX              $XX
---------------------------------------------------------------------------------
    1953237  WASHER                      $XX              $XX              $XX
---------------------------------------------------------------------------------
    1953238  CONNECTOR                                    $XX              $XX
---------------------------------------------------------------------------------
    1953242  PLATE ASM                   $XX              $XX              $XX
---------------------------------------------------------------------------------
    1953244  STUD                        $XX              $XX              $XX
---------------------------------------------------------------------------------
    1953291  CASE&CO                                      $XX              $XX
---------------------------------------------------------------------------------
    1953479  WASHER                                       $XX              $XX
---------------------------------------------------------------------------------
    1954711  INSERT                      $XX              $XX              $XX
---------------------------------------------------------------------------------
    1954784  RECTIFIER                                    $XX              $XX
---------------------------------------------------------------------------------
    1954785  RECTIFIER                   $XX              $XX              $XX
---------------------------------------------------------------------------------
    1955239  STUD,DEBR                                    $XX              $XX
---------------------------------------------------------------------------------
    1955303  PLUG                        $XX              $XX              $XX
---------------------------------------------------------------------------------
    1955325  HOUSING-D                                    $XX              $XX
---------------------------------------------------------------------------------
    1955660  WASHER                      $XX              $XX              $XX
---------------------------------------------------------------------------------
    1955663  GASKET                      $XX              $XX              $XX
---------------------------------------------------------------------------------
    1955664  PLATE                       $XX              $XX              $XX
---------------------------------------------------------------------------------
    1955820  HOUSING                                      $XX              $XX
---------------------------------------------------------------------------------
    1955946  GROMMET                     $XX              $XX              $XX
---------------------------------------------------------------------------------
    1955989  INSUL STR                   $XX              $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
11:05 AM                      Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)         8/1/94

---------------------------------------------------------------------------------
                                                                   SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1955990  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1955994  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1956197  DIODE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1956236  RESISTOR                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1956310  PLATE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1956312  SEAL                                        $XX              $XX
---------------------------------------------------------------------------------
    1956313  GSKT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1956314  COLLAR                                      $XX              $XX
---------------------------------------------------------------------------------
    1956315  ROTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1956939  PLATE                                       $XX              $XX
---------------------------------------------------------------------------------
    1956941  ARMATURE                                    $XX              $XX
---------------------------------------------------------------------------------
    1956975  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1957017  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1957518  SLEEVE                                      $XX              $XX
---------------------------------------------------------------------------------
    1957726  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1957846  HSG ASM                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1958218  TERMINAL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1958219  STUD                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1958286  SEAL                                        $XX              $XX
---------------------------------------------------------------------------------
    1958465  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1958509  SEAL                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1958679  SPRING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1958945  SLEEVE                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1958949  ARMATURE                                    $XX              $XX
---------------------------------------------------------------------------------
    1959101  LEAD                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1959389  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1959514  SCREW ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1959703  FAN                                         $XX              $XX
---------------------------------------------------------------------------------
    1959832  TERMINA                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1959834  BLOCK                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1959991  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1959998  BRG                                         $XX              $XX
---------------------------------------------------------------------------------
    1960248  STUD                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1960545  CONTACT                                     $XX              $XX
---------------------------------------------------------------------------------
    1960853  FLD COIL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1960864  LEAD                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1960908  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1961205  PACKAGE                                     $XX              $XX
---------------------------------------------------------------------------------
    1961261  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------
    1961291  PULLEY                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1961320  ARMATURE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1961323  SEAL                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1961408  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------
    1961479  TRANSISTO                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1961573  PLUG                                        $XX              $XX
---------------------------------------------------------------------------------
    1961812  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------
    1961867  RETAINER                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1961990  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                    Effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)         8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1962025  STATOR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1962276  WASHER LK                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1962307  C E FRAME                                   $XX              $XX
---------------------------------------------------------------------------------
    1962410  FRAME                                       $XX              $XX
---------------------------------------------------------------------------------
    1962412  D E FRAME                                   $XX              $XX
---------------------------------------------------------------------------------
    1962505  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------
    1962546  BOLT                                        $XX              $XX
---------------------------------------------------------------------------------
    1962567  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------
    1962590  PULY                                        $XX              $XX
---------------------------------------------------------------------------------
    1962592  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------
    1962599  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1962602  PLATE                                       $XX              $XX
---------------------------------------------------------------------------------
    1962603  GASKET                                      $XX              $XX
---------------------------------------------------------------------------------
    1962606  BEARING                                     $XX              $XX
---------------------------------------------------------------------------------
    1962609  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1962629  PACKAGE                                     $XX              $XX
---------------------------------------------------------------------------------
    1962715  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1962932  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1963139  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1963772  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1963803  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------
    1964158  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1964402  PLUG-STAR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1964410  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1964481  HOUSING-D                                   $XX              $XX
---------------------------------------------------------------------------------
    1964516  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1964682  HOLDER                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1964758  PULY                                        $XX              $XX
---------------------------------------------------------------------------------
    1964857  GASKET                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1965246  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1965248  STUD                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1965249  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1965276  HOLDER                                      $XX              $XX
---------------------------------------------------------------------------------
    1965472  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1965624  COVER                                       $XX              $XX
---------------------------------------------------------------------------------
    1965892  FRAME                                       $XX              $XX
---------------------------------------------------------------------------------
    1965947  SPACER                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1966232  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1966263  GASKET                                      $XX              $XX
---------------------------------------------------------------------------------
    1966264  WASHER                                      $XX              $XX
---------------------------------------------------------------------------------
    1966554  SEAL                                        $XX              $XX
---------------------------------------------------------------------------------
    1966590  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1966923  PIN                        $XX              $XX              $XX
---------------------------------------------------------------------------------
    1967036  SUPPORT                    $XX              $XX              $XX
---------------------------------------------------------------------------------
    1967037  O RING                     $XX              $XX              $XX
---------------------------------------------------------------------------------
    1967038  STUD                       $XX              $XX              $XX
---------------------------------------------------------------------------------
    1967042  ARMATURE                   $XX              $XX              $XX
---------------------------------------------------------------------------------
    1967044  ARMATURE                                    $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1967045  ARMATURE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1967344  PACKAGE                                     $XX              $XX
---------------------------------------------------------------------------------
    1967345  FLD COIL                                    $XX              $XX
---------------------------------------------------------------------------------
    1967354  PLATE                                       $XX              $XX
---------------------------------------------------------------------------------
    1967356  INSULATR                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1967650  SEAL                                        $XX              $XX
---------------------------------------------------------------------------------
    1968033  HOUSING-D                                   $XX              $XX
---------------------------------------------------------------------------------
    1968122  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968324  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1968396  SCREW                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968884  GASKET                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968885  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968890  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968891  SLINGER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968892  STATOR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968900  GROMMET                                     $XX              $XX
---------------------------------------------------------------------------------
    1968901  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968904  ROTOR                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968916  FLD COIL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968930  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968945  SCREW                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968991  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1968996  GROMMET                                     $XX              $XX
---------------------------------------------------------------------------------
    1968998  SCREW,HEX                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1969000  COVER                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1969001  PLATE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1969002  STUD ASM                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1969007  CONNECTOR                                   $XX              $XX
---------------------------------------------------------------------------------
    1969046  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1969061  PLUG                                        $XX              $XX
---------------------------------------------------------------------------------
    1969070  SHIELD                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1969133  FLD COIL                                    $XX              $XX
---------------------------------------------------------------------------------
    1969281  TRANS-ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1969481  FAN                       $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970149  WASHER                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970227  CAP                       $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970235  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970238  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970247  FLD COIL                                    $XX              $XX
---------------------------------------------------------------------------------
    1970259  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970261  WASHER                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970263  BOOT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970384  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970395  GASKET                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970589  COLLAR                                      $XX              $XX
---------------------------------------------------------------------------------
    1970610  PLATE                                       $XX              $XX
---------------------------------------------------------------------------------
    1970757  PULLEY                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1970830  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price        WD Price            Cost
---------------------------------------------------------------------------------
    1970988  WASHER                                      $XX              $XX
---------------------------------------------------------------------------------
    1971102  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1971106  SCREW                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971465  STATOR                                      $XX              $XX
---------------------------------------------------------------------------------
    1971532  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1971568  ARM ASM                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971576  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------
    1971670  HEAT SINK                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971671  DIODE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971672  DIODE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971673  TERM UNIT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971674  KIT                       $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971675  STUD U                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971845  PLATE ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971846  SPRING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971857  INSULATOR                                   $XX              $XX
---------------------------------------------------------------------------------
    1971913  CONTACT                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971986  STATOR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1971993  PLATE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1972716  BUSHING                                     $XX              $XX
---------------------------------------------------------------------------------
    1972786  SCREW                                       $XX              $XX
---------------------------------------------------------------------------------
    1972955  NUT-SWITC                                   $XX              $XX
---------------------------------------------------------------------------------
    1972977  WICK                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974157  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974180  CLIP                                        $XX              $XX
---------------------------------------------------------------------------------
    1974183  COIL                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974209  CONNECTOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974210  CONNECTOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974355  DRIVE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974396  DRIVE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974414  TERM PKG                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974548  STATOR                                      $XX              $XX
---------------------------------------------------------------------------------
    1974618  COVER                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974619  ROTOR                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974626  DIODE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974628  STATOR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974630  FLD COIL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974634  RECT HSG                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974636  END FRME                                    $XX              $XX
---------------------------------------------------------------------------------
    1974655  DRIVE                                       $XX              $XX
---------------------------------------------------------------------------------
    1974670  LEAD-IND                                    $XX              $XX
---------------------------------------------------------------------------------
    1974692  SEAL                                        $XX              $XX
---------------------------------------------------------------------------------
    1974709  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974711  BRIDGE                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974726  STATOR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974735  O RING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974741  PLATE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974742  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1974778  COIL ASM                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974786  ARMATURE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974795  GASKET                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974862  BEARING                                     $XX              $XX
---------------------------------------------------------------------------------
    1974924  COIL ASM                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974929  COIL ASM                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1974939  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975073  ARMATURE                                    $XX              $XX
---------------------------------------------------------------------------------
    1975127  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975249  FLD COIL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975325  SPRING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975326  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975350  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975352  TERMINAL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975469  INSULATOR                                   $XX              $XX
---------------------------------------------------------------------------------
    1975471  TERMINAL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975613  RESISTOR                                    $XX              $XX
---------------------------------------------------------------------------------
    1975645  RESISTOR                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975718  FRAME                                       $XX              $XX
---------------------------------------------------------------------------------
    1975736  SCREW,BEA                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1975737  SCREW                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976049  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976061  SCREW                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976141  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976143  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976513  SCREW & L                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976516  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976832  INSULATI                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976880  HSG DRV                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976882  BRG CNTR                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976903  TERMINAL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976976  GASKET                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1976984  WASHER,DE                                   $XX              $XX
---------------------------------------------------------------------------------
    1977064  DIODE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1977141  TERMINAL                                    $XX              $XX
---------------------------------------------------------------------------------
    1977264  CONTACT                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1977357  SPRING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1977384  FRAME AY                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1977747  TERMINAL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1977817  D E FRAME                                   $XX              $XX
---------------------------------------------------------------------------------
    1977818  ARMATURE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1977820   COIL ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1977835   CONNECTOR                                  $XX              $XX
---------------------------------------------------------------------------------
    1978025   CONNECTOR                $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978057   FAN                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978058   FAN-GEN                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978059   COLLAR                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978123   COIL ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price           WD Price         Cost
---------------------------------------------------------------------------------
    1978250  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978292  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978333  NUT                                         $XX              $XX
---------------------------------------------------------------------------------
    1978337  CONTACT                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978378  COIL ASM                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978466  ARMATURE                                    $XX              $XX
---------------------------------------------------------------------------------
    1978670  ARMATURE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978754  WICK                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978756  PLUG                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978850  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978872  ROTOR                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1978873  ROTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1978874  ROTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1978876  ROTOR                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979131  TRANSFORM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979174  TRANSFORM                                   $XX              $XX
---------------------------------------------------------------------------------
    1979364  TERMINAL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979365  NUT & WAS                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979368  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979369  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979387  PLATE ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979390  HOLDER                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979391  SPRING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979400  NUT                                         $XX              $XX
---------------------------------------------------------------------------------
    1979434  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979441  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979451  NUT & WAS                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979608  MODULE                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979727  SCREW                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979776  TERM PKG                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979835  MOTOR DRI                                   $XX              $XX
---------------------------------------------------------------------------------
    1979836  DRIVE                                       $XX              $XX
---------------------------------------------------------------------------------
    1979856  BUSHING                                     $XX              $XX
---------------------------------------------------------------------------------
    1979870  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979909  TRANSISTO                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1979961  SCREW&L                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984000  SCREW                                       $XX              $XX
---------------------------------------------------------------------------------
    1984076  WASHER                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984097  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984098  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984103  PULLEY                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984108  PULLEY                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984194  BAFLE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984195  DRIVE                                       $XX              $XX
---------------------------------------------------------------------------------
    1984204  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1984268  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984430  FAN                       $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984445  STATOR                    $XX               $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                  SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1984454  BRIDGE                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984460  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984462  BRUSH GEN                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984464  FRAME DE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984476  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984501  LEVER                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984527  GROMMET                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984528  DR HSG                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984530  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984531  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984564  STUD                                        $XX               $XX
---------------------------------------------------------------------------------
    1984572  PULLEY                    $XX               $XX               $XX
---------------------------------------------------------------------------------
    1984584  STATOR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984590  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984638  RECTIFIER                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984734  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984911  ROTOR                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984974  PLATE ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1984975  PLATE                                       $XX              $XX
---------------------------------------------------------------------------------
    1984979  HOLDER                                      $XX              $XX
---------------------------------------------------------------------------------
    1984999  CLIP-TERM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985002  FRAME,STR                                   $XX              $XX
---------------------------------------------------------------------------------
    1985012  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985148  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985150  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985234  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985235  WASHER                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985237  LEVER                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985243  PLUNGER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985246  CUP OIL                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985247  WICK-OIL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985249  ARMATURE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985262  DRIVE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985280  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985281  GASKET-CO                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985291  STUD-MOTO                                   $XX              $XX
---------------------------------------------------------------------------------
    1985293  COV SOL                                     $XX              $XX
---------------------------------------------------------------------------------
    1985294  STUD-TERM                                   $XX              $XX
---------------------------------------------------------------------------------
    1985295  CONTACT &                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985303  BRUSH PLA                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985304  O-RING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985314  SPRING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985315  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985318  GROMMET                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985320  O RING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985332  SCREW                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985348  DIODE GEN                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985444  CAPACITOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------


7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                  SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1985465  DRIVE HOU                                   $XX              $XX
---------------------------------------------------------------------------------
    1985500  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985509  STUD                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985511  WASHER                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985617  WASHER                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985622  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985642  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985696  PIN-DOWEL                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985700  FRAME-D.E                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985701  FRAME D.E                                   $XX              $XX
---------------------------------------------------------------------------------
    1985713  INSUL                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985714  CONDUCTOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985741  DRIVE                                       $XX              $XX
---------------------------------------------------------------------------------
    1985742  DRIVE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985970  DR-HSG                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1985982  STOP- PI                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986002  DRIVE                                       $XX              $XX
---------------------------------------------------------------------------------
    1986019  SPRING                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986077  PANEL ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986084  COVER                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986085  PANEL ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986086  RESISTOR                                    $XX              $XX
---------------------------------------------------------------------------------
    1986087  BOARD-CIR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986088  TRANSISTO                                   $XX              $XX
---------------------------------------------------------------------------------
    1986092  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986096  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986127  ROTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1986132  TERMINAL                                    $XX              $XX
---------------------------------------------------------------------------------
    1986206  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986240  DR HSG                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986244  MOTOR                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986280  STATOR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986333  DR HOUSIN                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986351  DRIVE HOU                                   $XX              $XX
---------------------------------------------------------------------------------
    1986427  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986428  CONNECT                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986433  LEAD                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986455  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1986457  FIELD COI                                   $XX              $XX
---------------------------------------------------------------------------------
    1986464  FRAME CE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986467  PLUG-OIL                                    $XX              $XX
---------------------------------------------------------------------------------
    1986468  PLATE                                       $XX              $XX
---------------------------------------------------------------------------------
    1986470  WASHER                                      $XX              $XX
---------------------------------------------------------------------------------
    1986471  ARMATURE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986473  COIL                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986550  ROTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1986552  SCREW ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986747  ROTOR-DIS                                   $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr     Description        Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1986748  ROTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1986826  HOUSING-D                                   $XX              $XX
---------------------------------------------------------------------------------
    1986854  HOUSING-D                                   $XX              $XX
---------------------------------------------------------------------------------
    1986901  SCREW,GEN                                   $XX              $XX
---------------------------------------------------------------------------------
    1986924  DIODE ASM                                   $XX              $XX
---------------------------------------------------------------------------------
    1986928  RING - RE                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1986995  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987049  PIN-PLNG                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987051  FRAME D E                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987056  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987061  RECTIFIER                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987100  FR&FLD                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987104  FRAME                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987105  FRAME D.E                                   $XX              $XX
---------------------------------------------------------------------------------
    1987254  LEAD-BRUS                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987256  TEE-OIL                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987257  TUBE OIL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987260  FRAME-DRI                                   $XX              $XX
---------------------------------------------------------------------------------
    1987324  DIODE TRI                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987333  CLAMP                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987373  BOOT                                        $XX              $XX
---------------------------------------------------------------------------------
    1987440  GEAR                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987518  REGULATOR                                   $XX              $XX
---------------------------------------------------------------------------------
    1987522  CLIP                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987566  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1987651  TUBE-OIL                                    $XX              $XX
---------------------------------------------------------------------------------
    1987661  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1987662  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987663  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1987678  CLIP                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987694  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1987701  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1987702  DR HOUSIN                                   $XX              $XX
---------------------------------------------------------------------------------
    1987705  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1987739  PIN-DOWEL                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987757  HOUSING-D                                   $XX              $XX
---------------------------------------------------------------------------------
    1987758  HOUSING-D                                   $XX              $XX
---------------------------------------------------------------------------------
    1987759  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1987766  HOUSING,D                                   $XX              $XX
---------------------------------------------------------------------------------
    1987808  TERM PKG                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987809  TERMINAL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987810  PULLEY                                      $XX              $XX
---------------------------------------------------------------------------------
    1987814  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1987869  COVER-SRE                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1987989  ARMATURE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988063  PKG BRG                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988064  BEARING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988074  SPRING                    $XX               $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1988086  FIELF COI                                   $XX              $XX
---------------------------------------------------------------------------------
    1988093  LEVER HOU                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988096  BUSHING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988097  SHIFT LEV                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988100  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988111  FLD COIL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988121  BRUSH PLT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988126  FRAME C E                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988128  TERM&LEAD                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988137  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988138  WICK-OIL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988140  PLUNGER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988143  COVER                                       $XX              $XX
---------------------------------------------------------------------------------
    1988147  STUD-TERM                                   $XX              $XX
---------------------------------------------------------------------------------
    1988148  CLIP                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988288  TERMINAL                                    $XX              $XX
---------------------------------------------------------------------------------
    1988303  FRAME                                       $XX              $XX
---------------------------------------------------------------------------------
    1988305  FRAME-D.E                                   $XX              $XX
---------------------------------------------------------------------------------
    1988307  FRAME DE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988320  FRAME                                       $XX              $XX
---------------------------------------------------------------------------------
    1988322  ARMATURE                                    $XX              $XX
---------------------------------------------------------------------------------
    1988328  FLD COIL                                    $XX              $XX
---------------------------------------------------------------------------------
    1988339  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988340  INSULATOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988341  BUSING                                      $XX              $XX
---------------------------------------------------------------------------------
    1988377  LEAD-SHUN                                   $XX              $XX
---------------------------------------------------------------------------------
    1988412  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988414  BRHLDR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988435  ARMATURE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988436  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1988438  HOUSING D                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988439  BRUSH PLA                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988442  FIELD COI                                   $XX              $XX
---------------------------------------------------------------------------------
    1988489  STUD-TERM                                   $XX              $XX
---------------------------------------------------------------------------------
    1988520  STUD TERM                                   $XX              $XX
---------------------------------------------------------------------------------
    1988599  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988675  COVER                                       $XX              $XX
---------------------------------------------------------------------------------
    1988696  COLLAR                    $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988748  HOUSING                                     $XX              $XX
---------------------------------------------------------------------------------
    1988776  BOOT                                        $XX              $XX
---------------------------------------------------------------------------------
    1988797  FIELD COI                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988854  HOUSING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988863  FLD COIL                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988873  CAPACITOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988891  DRIVE HOU                                   $XX              $XX
---------------------------------------------------------------------------------
    1988892  HOUSING-L                                   $XX              $XX
---------------------------------------------------------------------------------
    1988932  COVER                                       $XX              $XX
---------------------------------------------------------------------------------
    1988947  HOUSING-D                                   $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1988970  SCREW CAP                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988972  CAPACITOR                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988985  DIODE                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1988998  LEVER HOU                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989136  BRUSH                                       $XX              $XX
---------------------------------------------------------------------------------
    1989138  BUSHING P                                   $XX              $XX
---------------------------------------------------------------------------------
    1989214  DRIVE ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989232  SPRING, ST                $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989233  SCREW-BRU                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989234  BOLT-FRAM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989320  ROTOR ASM                                   $XX              $XX
---------------------------------------------------------------------------------
    1989461  FRAME DE                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989492  BRUSH                                       $XX              $XX
---------------------------------------------------------------------------------
    1989494  SOLENOID                                    $XX              $XX
---------------------------------------------------------------------------------
    1989495  BRUSH                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989496  BRUSH                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989497  BUSHING P                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989498  SHIFT                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989499  DOLENOID                                    $XX              $XX
---------------------------------------------------------------------------------
    1989500  SOL PKG                                     $XX              $XX
---------------------------------------------------------------------------------
    1989582  SPRING                                      $XX              $XX
---------------------------------------------------------------------------------
    1989690  THRU BOLT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1989889  MOTOR DRI                                   $XX              $XX
---------------------------------------------------------------------------------
    1990272  MOTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1990360  MOTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1990371  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1990372  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1990377  MOTOR                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990379  MOTOR                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990381  STARTER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990389  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1990397  STARTER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990402  STARTER A                                   $XX              $XX
---------------------------------------------------------------------------------
    1990406  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1990414  STARTER                                     $XX             $XX
---------------------------------------------------------------------------------
    1990415  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1990416  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1990430  STARTER                   $XX               $XX             $XX
---------------------------------------------------------------------------------
    1990432  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1990434  STARTER                                     $XX             $XX
---------------------------------------------------------------------------------
    1990435  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1990436  STARTER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990442  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1990447  STARTER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990451  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990452  STARTER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990453  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1990454  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                  SPO Transfer
---------------------------------------------------------------------------------
   Part Nbr  Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1990456  STARTER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990459  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1990463  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1990469  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1990483  MOTOR                     $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990484  STARTER                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    1990490  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1990491  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1990492  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1990494  MOTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1993850  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1993854  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993866  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993869  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993871  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993873  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993874  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993878  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993880  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
    1993881  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993884  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993885  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993886  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993887  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993891  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993893  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993898  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993901  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993902  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993903  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993905  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993914  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993917  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993918  STARTERM                                    $XX             $XX
---------------------------------------------------------------------------------
    1993919  STARTER M                                   $XX               $XX
---------------------------------------------------------------------------------
    1993921  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993923  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993924  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993928  STARTERM                                    $XX             $XX
---------------------------------------------------------------------------------
    1993930  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993937  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993945  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993947  MOTOR ASM                 $XX               $XX             $XX
---------------------------------------------------------------------------------
    1993955  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993963  MOTOR ASM                 $XX               $XX             $XX
---------------------------------------------------------------------------------
    1993964  MOTOR ASM                 $XX               $XX             $XX
---------------------------------------------------------------------------------
    1993967  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------
    1993969  STARTER M                                   $XX             $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
  Part Nbr   Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
    1993970  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993971  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993973  MOTOR, STA                                  $XX              $XX
---------------------------------------------------------------------------------
    1993975  MOTOR, STA                                  $XX              $XX
---------------------------------------------------------------------------------
    1993979  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993982  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
    1993988  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993991  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993992  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
    1993994  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
    1993996  MOTOR ASM                                   $XX              $XX
---------------------------------------------------------------------------------
    1993997  MOTOR ASM                                   $XX              $XX
---------------------------------------------------------------------------------
    1993998  MOTOR ASM                                   $XX              $XX
---------------------------------------------------------------------------------
    1993999  MOTOR ASM                                   $XX              $XX
---------------------------------------------------------------------------------
    1998288  MOTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1998395  MOTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1998413  MOTOR                                       $XX              $XX
---------------------------------------------------------------------------------
    1998548  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    1998570  STARTER                                     $XX               $XX
---------------------------------------------------------------------------------
    1998594  MOTOR ASM                 $XX               $XX               $XX
---------------------------------------------------------------------------------
    1998599  STARTER M                                   $XX               $XX
---------------------------------------------------------------------------------
    9000822  STARTER                                     $XX               $XX
---------------------------------------------------------------------------------
    9411375  PLUG                                        $XX              $XX
---------------------------------------------------------------------------------
    9412305  NUT                       $XX               $XX              $XX
---------------------------------------------------------------------------------
    9415567  PIN                       $XX               $XX              $XX
---------------------------------------------------------------------------------
    9416374  RING,SHIF                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    9417501  PLUG                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    9418228  BOLT                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    9419572  PLUG                      $XX               $XX              $XX
---------------------------------------------------------------------------------
    9427882  PLUG-HEX                  $XX               $XX              $XX
---------------------------------------------------------------------------------
    9436063  BEARING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    9436064  BEARING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    9437221  BRG RLR                                     $XX              $XX
---------------------------------------------------------------------------------
    9437824  BALL BRG                                    $XX              $XX
---------------------------------------------------------------------------------
    9439542  BEARING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    9439571  BEARING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    9439709  SCREW &L.                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    9439724  BRG                       $XX               $XX              $XX
---------------------------------------------------------------------------------
    9440138  BEARING                   $XX               $XX              $XX
---------------------------------------------------------------------------------
    9440922  BEARING-I                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    9440923  BEARING-D                 $XX               $XX              $XX
---------------------------------------------------------------------------------
    9440924  BEARING-B                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10008893  SCREW                     $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455003  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455007  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455011  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455012  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455013  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                   effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

---------------------------------------------------------------------------------
                                                                 SPO Transfer
---------------------------------------------------------------------------------
   Part Nbr  Description          Dealer Price         WD Price           Cost
---------------------------------------------------------------------------------
   10455016  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455017  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455018  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455020  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455021  STARTMOT                  $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455022  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455023  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455024  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455026  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455046  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455047  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455049  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455051  MOTORASM                  $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455053  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455054  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455055  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455058  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455060  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455061  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455309  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455310  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455311  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455314  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455315  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455316  MOTOR,STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455317  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
   10455321  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455323  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455324  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455325  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455327  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455328  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
   10455329  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455330  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455333  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
   10455335  STARTER A                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455336  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455339  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
   10455340  MOTOR-STA                                   $XX              $XX
---------------------------------------------------------------------------------
   10455341  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
   10455601  STARTER M                                   $XX              $XX
---------------------------------------------------------------------------------
   10455602  STARTER                                     $XX              $XX
---------------------------------------------------------------------------------
   10455702  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455704  START MOT                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10455709  MOTOR ASM                 $XX               $XX              $XX
---------------------------------------------------------------------------------
   10456318  SCREW                     $XX               $XX              $XX
---------------------------------------------------------------------------------
   10456377  SOLENOID                  $XX               $XX              $XX
---------------------------------------------------------------------------------
   10456378  SOLENOID                                    $XX              $XX
---------------------------------------------------------------------------------


7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
11:05 AM                     Regular Service Parts                    effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)         8/1/94


---------------------------------------------------------------------------------
                                                                    SPO Transfer
---------------------------------------------------------------------------------
   Part Nbr  Description          Dealer Price         WD Price         Cost
---------------------------------------------------------------------------------
   10456402  HOLDER KI                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456405  ARMATURE                   $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456406  ARMATURE                   $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456407  ARMATURE                   $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456414  GENERATOR                                   $XX              $XX
---------------------------------------------------------------------------------
   10456417  TERMINAL                                    $XX              $XX
---------------------------------------------------------------------------------
   10456418  REPAIR KI                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456420  SPRING,MO                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456426  TERMINAL,                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456427  TERMINAL                                    $XX              $XX
---------------------------------------------------------------------------------
   10456428  BRUSH PKG                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456429  BUSHING P                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456435  BRUSH PKG                                   $XX              $XX
---------------------------------------------------------------------------------
   10456437  HOUSING,D                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456449  SOLENOID                                    $XX              $XX
---------------------------------------------------------------------------------
   10456454  SOLENOID,                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456455  DRIVE,STR                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456456  BRUSH HOL                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456457  BRUSH(GRO                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456458  BRUSH(INS                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456459  BUSHING-D                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456460  BRUSH SPR                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456461  BEARING-A                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456462  BEARING-A                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456463  BEARING-C                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456464  LEVER-SHI                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456465  STOP-PINI                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456466  ARMATURE-                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456467  FRAME STR                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456468  SHAFT DRI                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456469  SUPPORT A                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456470  SUPPORT D                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456471  HOUSING,S                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456472  HOUSING,S                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456473  FRAME & F                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456474  O RING C.                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456476  TERMINAL                   $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456481  HOUSING,S                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456482  HOUSING,S                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10456487  TERMINAL,                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10457010  DRIVE HOU                                   $XX              $XX
---------------------------------------------------------------------------------
   10457024  SOLENOID,                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10457026  HOUSING D                                   $XX              $XX
---------------------------------------------------------------------------------
   10457028  HOUSING-D                                   $XX              $XX
---------------------------------------------------------------------------------
   10457029  HOUSING D                  $XX              $XX              $XX
---------------------------------------------------------------------------------
   10457030  HOUSING D                                   $XX              $XX
---------------------------------------------------------------------------------
   10457031  HOUSING-D                                   $XX              $XX
---------------------------------------------------------------------------------
   10457032  SHAFT DRI                                   $XX              $XX
---------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------
   10457033  SHAFT-DRI                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10457034  STOP-PINI                                    $XX             $XX
--------------------------------------------------------------------------------
   10457036  FRAME-G.E                                    $XX             $XX
--------------------------------------------------------------------------------
   10457037  FRAME G.E                                    $XX             $XX
--------------------------------------------------------------------------------
   10457044  BUSHING P                                    $XX             $XX
--------------------------------------------------------------------------------
   10457050  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10457052  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10457053  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10457055  SOLENOID-                                    $XX             $XX
--------------------------------------------------------------------------------
   10457056  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457057  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457058  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457059  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457060  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457061  SOLENOID-                                    $XX             $XX
--------------------------------------------------------------------------------
   10457076  BUSHING-H                                    $XX             $XX
--------------------------------------------------------------------------------
   10457103  REGULATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10457111  DIODE TRI                                    $XX             $XX
--------------------------------------------------------------------------------
   10457112  HOUSING-R                                    $XX             $XX
--------------------------------------------------------------------------------
   10457113  DRIVE ASM                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10457115  SOLENOID                                     $XX             $XX
--------------------------------------------------------------------------------
   10457116  SOLENOID                                     $XX             $XX
--------------------------------------------------------------------------------
   10457117  ARMATURE                                     $XX             $XX
--------------------------------------------------------------------------------
   10457118  FRAME & F                                    $XX             $XX
--------------------------------------------------------------------------------
   10457119  BRUSH IN                                     $XX             $XX
--------------------------------------------------------------------------------
   10457120  BRUSH IN                                     $XX             $XX
--------------------------------------------------------------------------------
   10457121  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457122  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457123  SOLENOID,                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10457126  REGULATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10457127  REGULATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10457128  REGULATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10457141  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457142  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10457147  ARMATURE                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10457148  COVER PLA                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10457151  SOLENOID                                     $XX             $XX
--------------------------------------------------------------------------------
   10457152  SOLENOID-                                    $XX             $XX
--------------------------------------------------------------------------------
   10457168  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457169  SUPPORT-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10457172  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10457173  HOUSING,S                                    $XX             $XX
--------------------------------------------------------------------------------
   10457178  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10457180  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10457208  HOUSING K                                    $XX             $XX
--------------------------------------------------------------------------------
   10457229  BRUSH                                        $XX             $XX
--------------------------------------------------------------------------------
   10457230  BRUSH                                        $XX             $XX
--------------------------------------------------------------------------------
   10467079  WASHER-TE                                    $XX             $XX
--------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description     Dealer Price         WD Price         Cost
--------------------------------------------------------------------------------
   10467110  TERMINAL,                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467133  FAN&BAF                                     $XX              $XX
--------------------------------------------------------------------------------
   10467196  FRAME & F                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467263  ROTOR,GEN                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467267  FRAME,GEN                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467269  FRAME,GEN                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467271  PLATE,GEN                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467272  FAN,GEN                    $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467339  CONNEGTOR                                   $XX              $XX
--------------------------------------------------------------------------------
   10467404  CONNECTOR                                   $XX              $XX
--------------------------------------------------------------------------------
   10467489  FRAME,W/F                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467598  FRAME,STR                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467601  BOLT-GEN                   $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467602  FRAME KIT                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467614  TUBE,DRAI                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467625  SCREW,STR                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467629  SHIELD,ST                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467708  ARMATURE                   $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467743  FRAME&F                    $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467744  GROMMET,F                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467760  HOUSING,D                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467934  HOLDER,GE                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467935  BRUSH & A                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10467994  STATOR,GE                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468109  CONNECTOR                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468110  FIELD COI                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468166  SHAFT & G                                   $XX              $XX
--------------------------------------------------------------------------------
   10468526  PULLEY-GE                                   $XX              $XX
--------------------------------------------------------------------------------
   10468660  FRAME,W/F                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468705  PLATE ASM                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468709  FRAME-G.E                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468714  STATOR,GE                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468768  PULLEY,GE                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468814  SCREW&W                    $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468885  FRAME,C.E                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468891  BRUSH PLA                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468894  TERMINAL-                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468899  THERMOSTA                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10468944  CONNECTOR                                   $XX              $XX
--------------------------------------------------------------------------------
   10468945  CONNECTOR                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10469003  STUD,MOTO                                   $XX              $XX
--------------------------------------------------------------------------------
   10469030  BUSHING,M                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10469066  BEARING,S                  $XX              $XX              $XX
--------------------------------------------------------------------------------
   10469173  DRIVE                      $XX              $XX              $XX
--------------------------------------------------------------------------------
   10469216  STATOR AS                                   $XX              $XX
--------------------------------------------------------------------------------
   10469230  FIELS COI                                   $XX              $XX
--------------------------------------------------------------------------------
   10469238  PLATE ASM                                   $XX              $XX
--------------------------------------------------------------------------------
   10469265  BRIDGE,RE                                   $XX              $XX
--------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------
   10469354  HOUSING,D                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10469559  CONNECTOR                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10469597  COVER,SOL                                    $XX             $XX
--------------------------------------------------------------------------------
   10469598  STUD,MOUN                                    $XX             $XX
--------------------------------------------------------------------------------
   10469631  TERMINAL-                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10469632  FRAME,C.E                                    $XX             $XX
--------------------------------------------------------------------------------
   10469633  HOUSING A                                    $XX             $XX
--------------------------------------------------------------------------------
   10469649  STUD,GENE                                    $XX             $XX
--------------------------------------------------------------------------------
   10470141  LEAD,STRT                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470142  FRAME,STR                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470161  CLAMP,SOL                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470298  LEAD,TERM                                    $XX             $XX
--------------------------------------------------------------------------------
   10470322  PULLEY,GE                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470606  ROTOR,GEN                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470688  STATOR,GE                                    $XX             $XX
--------------------------------------------------------------------------------
   10470690  ROTOR-GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10470757  DRIVE                       $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470764  PLUNGER                     $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470770  COIL ASM,                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470773  ARMATURE                    $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470783  PLUNGER,S                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10470875  STATOR,GE                                    $XX             $XX
--------------------------------------------------------------------------------
   10471056  STATOR,GE                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10471121  FAN-GEN                                      $XX             $XX
--------------------------------------------------------------------------------
   10471170  BRIDGE,GE                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10471396  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10471537  ARMATURE                    $XX              $XX             $XX
--------------------------------------------------------------------------------
   10471539  DRIVE                       $XX              $XX             $XX
--------------------------------------------------------------------------------
   10471558  STATOR &                    $XX              $XX             $XX
--------------------------------------------------------------------------------
   10471563  GASKET,CO                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10471607  STATOR &                    $XX              $XX             $XX
--------------------------------------------------------------------------------
   10471614  FIELD ASM                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10471622  STATOR &                    $XX              $XX             $XX
--------------------------------------------------------------------------------
   10471627  FIELD ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10471646  STATOR &                                     $XX             $XX
--------------------------------------------------------------------------------
   10471966  HOUSING-                                     $XX             $XX
--------------------------------------------------------------------------------
   10472014  SHAFT,STR                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10472019  FRAME KIT                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10472023  FRAME-C.E                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10472389  GEAR & BE                                    $XX             $XX
--------------------------------------------------------------------------------
   10472417  HOUSING,S                                    $XX             $XX
--------------------------------------------------------------------------------
   10472491  STATOR AS                                    $XX             $XX
--------------------------------------------------------------------------------
   10472498  FIELD COI                                    $XX             $XX
--------------------------------------------------------------------------------
   10472526  FRAME,STR                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10472527  HOLDER,ST                   $XX              $XX             $XX
--------------------------------------------------------------------------------
   10472559  ARMATURE                                     $XX             $XX
--------------------------------------------------------------------------------
   10472563  FIELD C0I                                    $XX             $XX
--------------------------------------------------------------------------------
   10472565  DRIVE-MOT                                    $XX             $XX
--------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA          Prices
11:05 AM                      Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------
   10472566  HOUSING,D                                    $XX             $XX
--------------------------------------------------------------------------------
   10472567  BUSHING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10472570  BOLT-FIEL                                    $XX             $XX
--------------------------------------------------------------------------------
   10472644  DIODE TRI                                    $XX             $XX
--------------------------------------------------------------------------------
   10472664  BRUSH PLA                                    $XX             $XX
--------------------------------------------------------------------------------
   10472800  FRAME-C.E                                    $XX             $XX
--------------------------------------------------------------------------------
   10472816  HOUSING A                                    $XX             $XX
--------------------------------------------------------------------------------
   10472893  FRAME,STR                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10472902  SHAFT,STR                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10472935  BALL BEAR                                    $XX             $XX
--------------------------------------------------------------------------------
   10472936  ROLLER BE                                    $XX             $XX
--------------------------------------------------------------------------------
   10473386  SHIELD,SO                                    $XX             $XX
--------------------------------------------------------------------------------
   10473700  DRIVE-STA                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10473701  LEVER-SHI                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10473702  RETAINER-                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10473703  PLUG,SHFT                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10473716  LEVER HOU                                    $XX             $XX
--------------------------------------------------------------------------------
   10473726  FRAME KIT                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10473793  PLUNGER,S                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10473852  ARMATURE                      $XX            $XX             $XX
--------------------------------------------------------------------------------
   10473855  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10474065  SCREW-CHA                                    $XX             $XX
--------------------------------------------------------------------------------
   10474067  SHIELD-OH                                    $XX             $XX
--------------------------------------------------------------------------------
   10474100  HOUSING,S                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10474101  HOUSING,S                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10474102  HOUSING,S                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10474413  HOUSING-R                                    $XX             $XX
--------------------------------------------------------------------------------
   10474443  CAPACITOR                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10474776  STATOR AS                                    $XX             $XX
--------------------------------------------------------------------------------
   10474925  PULLEY                                       $XX             $XX
--------------------------------------------------------------------------------
   10475285  HOUSING,D                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10475289  HOUSING                       $XX            $XX             $XX
--------------------------------------------------------------------------------
   10475290  HOUSING,S                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10475293  DIODE TRI                                    $XX             $XX
--------------------------------------------------------------------------------
   10475298  HOUSING,S                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10475307  HOUSING,S                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10475406  ROTOR,GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10475407  ROTOR,GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10475408  ROTOR,GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10475409  ROTOR,GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10475410  ROTOR,GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10475413  ROTOR ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10475415  ROTOR,GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10475427  PULLEY-GE                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10475434  FRAME-SRE                                    $XX             $XX
--------------------------------------------------------------------------------
   10475532  HOUSING-L                                    $XX             $XX
--------------------------------------------------------------------------------
   10475535  SCREW                                        $XX             $XX
--------------------------------------------------------------------------------
   10475536  SCREW-DRI                                    $XX             $XX
--------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA         Prices
11:05 AM                      Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)       8/1/94

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------
   10475784  SCREW,GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10475809  HOUSING.G                                    $XX             $XX
--------------------------------------------------------------------------------
   10476030  LEVER HOU                                    $XX             $XX
--------------------------------------------------------------------------------
   10476069  SCREW,GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10476097  SCREW-DRI                                    $XX             $XX
--------------------------------------------------------------------------------
   10476100  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10476112  HOUSING-D                                    $XX             $XX
--------------------------------------------------------------------------------
   10476145  HOUSING-L                                    $XX             $XX
--------------------------------------------------------------------------------
   10476188  CONNECTOR                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10476198  CONNECTOR                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10476200  FRAME ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10476204  PULLEY                                       $XX             $XX
--------------------------------------------------------------------------------
   10476206  PULLEY                                       $XX             $XX
--------------------------------------------------------------------------------
   10476207  PULLEY                                       $XX             $XX
--------------------------------------------------------------------------------
   10476209  PULLEY                        $XX            $XX             $XX
--------------------------------------------------------------------------------
   10476211  PULLEY                                       $XX             $XX
--------------------------------------------------------------------------------
   10476222  LEVER,HOU                                    $XX             $XX
--------------------------------------------------------------------------------
   10476285  HOUSING,S                                    $XX             $XX
--------------------------------------------------------------------------------
   10476324  HOUSING,S                                    $XX             $XX
--------------------------------------------------------------------------------
   10476337  NUT-SHAFT                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10476405  PULLEY,GE                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10476528  MOTOR DRI                                    $XX             $XX
--------------------------------------------------------------------------------
   10476530  HOUSING,D                                    $XX             $XX
--------------------------------------------------------------------------------
   10476720  COVER-SRE                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10476807  LEVER HOU                                    $XX             $XX
--------------------------------------------------------------------------------
   10476916  STUD-TERM                                    $XX             $XX
--------------------------------------------------------------------------------
   10476917  SPACER-BA                                    $XX             $XX
--------------------------------------------------------------------------------
   10477018  ROTOR-GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10477566  DRIVE,STR                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10477575  HOUSING                                      $XX             $XX
--------------------------------------------------------------------------------
   10477780  FRAME-S.R                                    $XX             $XX
--------------------------------------------------------------------------------
   10477782  ROTOR-GEN                                    $XX             $XX
--------------------------------------------------------------------------------
   10477832  LEVER HOU                                    $XX             $XX
--------------------------------------------------------------------------------
   10477892  SWITCH                                       $XX             $XX
--------------------------------------------------------------------------------
   10477897  SCREW                                        $XX             $XX
--------------------------------------------------------------------------------
   10478801  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10478803  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10478804  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10478805  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10478809  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10478810  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10478812  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10478814  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10478815  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10478816  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10478817  MOTOR-STA                     $XX            $XX             $XX
--------------------------------------------------------------------------------
   10478818  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10478819  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA         Prices
11:05 AM                      Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------
   10478824  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478827  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478828  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478829  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478830  STARYER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478832  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478833  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478836  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478845  MOTOR                                       $XX              $XX
--------------------------------------------------------------------------------
   10478855  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478874  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478877  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478878  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478879  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478880  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478881  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478882  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478883  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478884  MOTOR,STR                                   $XX              $XX
--------------------------------------------------------------------------------
   10478885  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478889  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478890  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478892  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478893  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478895  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478896  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478897  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478898  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478903  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478905  MOTOR ASM                                   $XX              $XX
--------------------------------------------------------------------------------
   10478909  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478911  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478915  STARTER                                     $XX              $XX
--------------------------------------------------------------------------------
   10478916  STARTER                                     $XX              $XX
--------------------------------------------------------------------------------
   10478917  STARTER                                     $XX              $XX
--------------------------------------------------------------------------------
   10478919  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478921  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478925  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478953  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478957  STARTER M                                   $XX              $XX
--------------------------------------------------------------------------------
   10478962  MOTOR STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478965  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478966  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478967  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478978  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478979  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478981  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------
   10478983  MOTOR-STA                                   $XX              $XX
--------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA         Prices
11:05 AM                      Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------
   10478985  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10478987  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10478988  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10478991  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10478997  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10478998  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479000  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10479003  MOTOR-STA                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10479004  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479005  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479006  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479007  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479008  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479009  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479010  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479011  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479012  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10479013  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479014  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479015  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479016  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479017  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479018  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479019  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479020  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479021  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479022  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479023  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479024  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479026  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479027  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479028  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479030  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479035  MOTOR                                        $XX             $XX
--------------------------------------------------------------------------------
   10479038  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479040  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479041  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479600  STARYER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10479604  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479605  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10479607  STARTERM                                     $XX             $XX
--------------------------------------------------------------------------------
   10479608  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10479611  STARTER M                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10479613  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479614  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10479615  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10479616  MOTOR-STA                                    $XX             $XX
--------------------------------------------------------------------------------
   10479618  STARTERM                                     $XX             $XX
--------------------------------------------------------------------------------

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA         Prices
11:05 AM                      Regular Service Parts                    effective
                (AC Delco/GM Parts Common and AC Delco Exclusive)        8/1/94

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------
   10479619  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10479620  STARTER M                                    $XX             $XX
--------------------------------------------------------------------------------
   10479701  TERMINAL,                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10479702  TERMINAL                                     $XX             $XX
--------------------------------------------------------------------------------
   10479703  TERMINAL                                     $XX             $XX
--------------------------------------------------------------------------------
   10480005  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10480058  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10486208  WIRING                                       $XX             $XX
--------------------------------------------------------------------------------
   10486209  WIRING                                       $XX             $XX
--------------------------------------------------------------------------------
   10495012  HOUSING,L                                    $XX             $XX
--------------------------------------------------------------------------------
   10495099  TUBE                                         $XX             $XX
--------------------------------------------------------------------------------
   10495183  INSULATOR                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10495191  PULLEY                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10495192  PULLEY                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10495193  PULLEY                                       $XX             $XX
--------------------------------------------------------------------------------
   10495253  HOUSING                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10495763  CONNECTOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10495828  COLLAR,TH                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10495877  HOUSING                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10495885  FRAME                           $XX          $XX             $XX
--------------------------------------------------------------------------------
   10495910  SHAFT & G                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10495916  GEAR & BE                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496035  HOUSING                                      $XX             $XX
--------------------------------------------------------------------------------
   10496037  GASKET                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496038  CAPACITOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10496109  BEARING                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496202  GEAR&BE                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496272  DRIVE-HOU                                    $XX             $XX
--------------------------------------------------------------------------------
   10496538  HOUSING D                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496542  DRIVE HOU                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496568  LEVER,HOU                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496569  RING-RETA                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496573  FRAME                           $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496581  TERMINAL                                     $XX             $XX
--------------------------------------------------------------------------------
   10496645  INSULATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10496938  COVER                           $XX          $XX             $XX
--------------------------------------------------------------------------------
   10496940  COIL                                         $XX             $XX
--------------------------------------------------------------------------------
   10497023  FRAME-D.E                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497041  STATOR                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497102  PULLEY                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497104  LEAD-C.                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497105  LEAD                            $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497130  TERMINAL                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497168  TERMINAL                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497172  HARNESS                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497175  PULLEY                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497180  HOLDER                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497193  DRIVE HOU                       $XX          $XX             $XX
--------------------------------------------------------------------------------

7/21/94                                                                   Prices
11:05 AM                                                               effective
                                                                          8/1/94
                 SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA
                              Regular Service Parts
                (AC Delco/GM Parts Common and AC Delco Exclusive)

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------
   10497218  COLLAR(IN                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497219  COLLAR                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497221  RETAINER-                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497222  SCREW-BEA                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497302  BOLT-THRU                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497428  MOTOR                                        $XX             $XX
--------------------------------------------------------------------------------
   10497496  DRIVE,MOT                                    $XX             $XX
--------------------------------------------------------------------------------
   10497522  DRIVE MOT                                    $XX             $XX
--------------------------------------------------------------------------------
   10497538  TUBE-DRAI                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497661  CONNECTOR                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497769  STUD-TERM                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497770  SCREW & W                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497824  CONNECTOR                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497825  STATOR                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10497854  SHAFT                           $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498120  STUD,TERM                                    $XX             $XX
--------------------------------------------------------------------------------
   10498121  HOUSING                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498158  THERMO                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498209  THERMOST                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498211  RING                            $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498407  DRIVE                           $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498438  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10498526  SHAFT & G                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498530  ARMATURE                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498536  FRAME & F                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498543  SPRING-BR                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498616  ARMATURE                                     $XX             $XX
--------------------------------------------------------------------------------
   10498623  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10498711  SHIM K                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498712  LEVER K                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498713  SPRING K                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498714  HOUSING                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498715  SWITCH                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498716  ARMAT                           $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498717  BEARING                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498718  BEARING                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498719  BOLT,PKG                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498720  PINION K                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498722  HOUSING                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498723  SHAFT A                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498724  GEAR-RED                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498725  COVER K                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498726  FRAME&F                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498727  PLATE-PRU                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498728  SPING BR                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498729  FRAMECMT                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498730  TUBE DRAI                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498777  REGULATOR                       $XX          $XX             $XX
--------------------------------------------------------------------------------

7/21/94                                                                  Prices
11:05 AM                                                              effective
                                                                         8/1/94
                 SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA
                              Regular Service Parts
                (AC Delco/GM Parts Common and AC Delco Exclusive)

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------
   10498789  REGULATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10498801  REGULATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   10498866  SPRING BR                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10498921  WASHER                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499097  ARMATURE                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499101  FRAME,W/F                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499208  FRAME,W/F                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499227  HOUSING-D                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499310  ROTOR ASM                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499362  PULLEY                          $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499385  STATOR                                       $XX             $XX
--------------------------------------------------------------------------------
   10499601  ARMATURE                        $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499632  SCREW - P                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499634  SCREW                           $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499635  SCREW & W                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499637  SCREW                           $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499638  SCREW - P                                    $XX             $XX
--------------------------------------------------------------------------------
   10499639  SCREW-LEV                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499643  SCREW - D                                    $XX             $XX
--------------------------------------------------------------------------------
   10499849  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10499851  DRIVE-MOT                                    $XX             $XX
--------------------------------------------------------------------------------
   10499852  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10499854  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10499855  DRIVE ASM                                    $XX             $XX
--------------------------------------------------------------------------------
   10499864  HOUSING,D                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   10499878  BEARING                         $XX          $XX             $XX
--------------------------------------------------------------------------------
   11505767  RING                            $XX          $XX             $XX
--------------------------------------------------------------------------------
   19010000  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010001  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010002  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010003  GENERATOR                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   19010004  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010005  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010007  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010010  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010012  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010013  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010014  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010018  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010019  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010105  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010110  GENERATOR                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   19010112  GENERATOR                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   19010113  GENERATOR                       $XX          $XX             $XX
--------------------------------------------------------------------------------
   19010147  GENERATOR                                    $XX             $XX
--------------------------------------------------------------------------------
   19010168  GENERATOR                       $XX          $XX             $XX
--------------------------------------------------------------------------------

7/21/94                                                                   Prices
11:05 AM                                                               effective
                                                                          8/1/94
                 SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA
                              Regular Service Parts
                (AC Delco/GM Parts Common and AC Delco Exclusive)

--------------------------------------------------------------------------------
                                                                 SPO Transfer
--------------------------------------------------------------------------------
   Part Nbr    Description          Dealer Price     WD Price         Cost
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Memo:        Promotional incentives may vary depending
--------------------------------------------------------------------------------
             on the customer and the volume of purchases.
--------------------------------------------------------------------------------

                                   SPO - DRA

                                PALLET PROGRAM
                                --------------


                                FINAL BASE FILE
                                ---------------


                      THIS FILE CONTAINS 27 PART NUMBERS
                      ----------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
2:57 PM                      Pallet Program Parts                     Effective
               (AC Delco/GM Parts Common and AC Delco Exclusive)         8/1/94


----------------------------------------------------------------------------------------------------------------
                                                                 Exchange           SPO Transfer       SPO Core
----------------------------------------------------------------------------------------------------------------
      Part Nbr     Description    Dealer Price        WD Price    Charge                Cost             Cost
----------------------------------------------------------------------------------------------------------------
      01100086     GENER REM           $XX             $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01100087     GENER REM           $XX             $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01109555     STRTR REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01109791     STRTR REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01109792     STRTR REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01109795     STRTR REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01114787     STRTR REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01114985     STRTR REM           $XX             $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01114986     STRTR REM           $XX             $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01114987     STRTR REM           $XX             $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      01993783     STRTR REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10456496     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10456497     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10456498     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459017     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459027     GENER REM           $XX             $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459028     GENER REM           $XX             $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459032     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459033     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459034     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459071     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459072     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459073     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459074     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10459075     GENER REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10461021     STRTR REM                           $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------
      10461041     STRTR REM           $XX             $XX          $XX                 $XX              $XX
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
       Memo:           WD and Dealer Prices assume core is to be returned.
----------------------------------------------------------------------------------------------------------------
                       Promotional Incentives may vary depending
----------------------------------------------------------------------------------------------------------------
                       on the customer and the volume of purchases.
----------------------------------------------------------------------------------------------------------------

                                   SPO - DRA



                              REGULAR REMAN PARTS
                              -------------------

                                FINAL BASE FILE
                                ---------------


                     THIS FILE CONTAINS 414 PART NUMBERS.

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA            Prices
1:00 PM                       Regular Reman Parts                      Effective
               (GM Parts/AC Delco Common and AC Delco Exclusive)          8/1/94


----------------------------------------------------------------------------------------------------------------
                                                                      Exchange      SPO Transfer    SPO Core
----------------------------------------------------------------------------------------------------------------
          Part Nbr    Description        Dealer Price    WD Price      Charge           Cost         Cost
----------------------------------------------------------------------------------------------------------------
          1100086     GENER REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1100087     GENER REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1100088     GENER REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1109554     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1109555     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1109791     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1109792     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1109793     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1109795     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1109796     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1109797     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114766     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114775     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114778     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114779     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114782     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114786     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114787     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114985     STRTR REM              $XX          $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114986     STRTR REM              $XX          $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114987     STRTR REM              $XX          $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114988     STRTR REM              $XX          $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114989     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114991     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1114992     STRTR REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1117164     GENER REM              $XX          $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1117613     GENER REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1117615     GENER REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1117655     GENER REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1117742     GENER REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1117743     GENER REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1117744     GENER REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1117746     GENER REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1117747     GENER REM                           $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1876549     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1876550     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1876552     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1876553     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1876554     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1876555     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1893723     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1970445     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1970447     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1977091     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1977191     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1977192     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------
          1977193     STRTR REM               $XX         $XX          $XX              $XX          $XX
----------------------------------------------------------------------------------------------------------------

 7/21/94        SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
 1:00 PM                     Regular Reman Parts                      Effective
                (GM Parts/AC Delco Common and AC Delco Exclusive)        8/1/94

------------------------------------------------------------------------------------------------
                                                             Exchange   SPO Transfer    SPO Core
------------------------------------------------------------------------------------------------
   Part Nbr  Description      Dealer Price    WD Price        Charge        Cost          Cost
------------------------------------------------------------------------------------------------
    1977194  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1978772  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1979871  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1979872  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1979873  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1979874  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1979875  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1984277  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1984535  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1984536  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1985737  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1985738  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1987287  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1987288  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1987289  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1987332  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1987495  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988602  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988603  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988604  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988605  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988709  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988710  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988711  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988714  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988716  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988717  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988718  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988719  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988720  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988721  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988722  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988723  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988724  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1988725  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1989453  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1989454  STRTR REM            $XX           $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1990210  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1990212  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1990220  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1993738  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1993782  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1993783  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
    1993818  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10456313  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10456496  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10456497  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
 1:00 PM                     Regular Reman Parts                      Effective
                (GM Parts/AC Delco Common and AC Delco Exclusive)        8/1/94

------------------------------------------------------------------------------------------------
                                                             Exchange   SPO Transfer    SPO Core
------------------------------------------------------------------------------------------------
   Part Nbr  Description      Dealer Price    WD Price        Charge        Cost          Cost
------------------------------------------------------------------------------------------------
   10456498  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459001  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459002  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459015  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459017  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459024  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459025  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459027  GENER REM           $XX            $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459028  GENER REM           $XX            $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459029  GENER REM           $XX            $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459030  GENER REM           $XX            $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459031  GENER REM           $XX            $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459032  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459033  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459034  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459039  GENER REM           $XX            $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459040  GENER REM           $XX            $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459042  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459043  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459047  GENER REM           $XX            $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459050  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459053  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459071  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459072  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459073  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459074  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459075  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459082  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459083  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459084  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459099  GENER REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10459116  GENERATOR                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461001  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461002  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461003  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461005  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461006  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461007  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461008  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461009  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461010  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461013  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461015  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461016  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461018  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461020  STRTR REM           $XX            $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461021  STRTR REM                          $XX            $XX          $XX           $XX
------------------------------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
1:00 PM                      Regular Reman Parts                      Effective
                (GM Parts/AC Delco Common and AC Delco Exclusive)        8/1/94

------------------------------------------------------------------------------------------------
                                                             Exchange   SPO Transfer    SPO Core
------------------------------------------------------------------------------------------------
   Part Nbr  Description      Dealer Price    WD Price        Charge        Cost          Cost
------------------------------------------------------------------------------------------------
   10461022  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461023  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461024  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461025  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461026  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461027  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461028  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461038  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461039  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461040  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461041  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461042  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461043  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461062  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461063  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461064  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461065  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461076  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461080  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461081  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10461082  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465009  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465016  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465017  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465018  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465020  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465021  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465022  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465023  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465025  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465026  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465027  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465028  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465029  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465030  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465031  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465032  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465033  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465034  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465035  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465036  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465037  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465039  STRTR REM           $XX            $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465044  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465045  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465046  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------
   10465047  STRTR REM                          $XX             $XX          $XX           $XX
------------------------------------------------------------------------------------------------

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
1:00 PM                      Regular Reman Parts                      Effective
                (GM Parts/AC Delco Common and AC Delco Exclusive)        8/1/94

------------------------------------------------------------------------------------------------
                                                             Exchange   SPO Transfer    SPO Core
------------------------------------------------------------------------------------------------
   Part Nbr  Description      Dealer Price    WD Price        Charge        Cost          Cost
------------------------------------------------------------------------------------------------
   10465048  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465049  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465050  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465053  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465054  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465055  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465056  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465057  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465058  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465059  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465060  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465061  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465062  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465065  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465066  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465067  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465068  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465069  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465070  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465071  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465072  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465073  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465074  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465075  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465076  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465077  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465078  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465079  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465080  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465081  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465082  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465083  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465083  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465084  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465085  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465086  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465087  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465088  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465089  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465090  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465091  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465092  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465093  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465094  STRTR REM                           $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465096  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465097  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------
   10465098  STRTR REM            $XX            $XX           $XX          $XX            $XX
------------------------------------------------------------------------------------------------

                                  Page 5 of 9

7/21/94         SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA            Prices
1:00 PM                      Regular Reman Parts                       Effective
                (GM Parts/AC Delco Common and AC Delco Exclusive)         8/1/94

   ----------------------------------------------------------------------------------------------
                                                             Exchange   SPO Transfer    SPO Core
   ----------------------------------------------------------------------------------------------
   Part Nbr  Description      Dealer Price    WD Price        Charge        Cost          Cost
   ----------------------------------------------------------------------------------------------
   10465099  STRTR REM            $XX           $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465100  STRTR REM            $XX           $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465101  STRTR REM            $XX           $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465102  STRTR REM            $XX           $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465103  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465104  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465105  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465106  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465107  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465108  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465109  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465110  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465111  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465112  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465113  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465114  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465115  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465116  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465117  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465118  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465119  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465120  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465121  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465122  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465123  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465124  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465125  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465126  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465127  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465128  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465129  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465130  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465132  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465133  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465134  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465135  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465136  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465137  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465139  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465140  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465141  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465143  STRTR REM            $XX           $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465144  STRTR REM            $XX           $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465145  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465146  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465147  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10465148  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------

                                  Page 6 of 9                    FINAL BASE FILE


  7/21/94                  SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA                         Prices
  1:00 PM                                Regular Reman Parts                                   Effective
                          (GM Parts/AC Delco Common and AC Delco Exclusive)                       8/1/94

   ----------------------------------------------------------------------------------------------
                                                             Exchange   SPO Transfer    SPO Core
   ----------------------------------------------------------------------------------------------
   Part Nbr  Description      Dealer Price    WD Price        Charge        Cost          Cost
   ----------------------------------------------------------------------------------------------
   10465160  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465161  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465162  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465163  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465164  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465165  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465166  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465167  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465173  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465211  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465212  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465213  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465214  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465215  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465216  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465217  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465218  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465293  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465294  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465298  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465309  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465312  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10465314  MOTOR ASM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10495396  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10495397  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10495398  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10495524  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496868  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496869  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496870  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496871  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496872  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496873  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496874  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496875  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496876  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496877  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496878  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496879  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496880  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496881  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496882  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496883  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496884  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496885  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496886  STRTR REM                          $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------
   10496887  STRTR REM            $XX           $XX            $XX           $XX          $XX
   ----------------------------------------------------------------------------------------------

                                  Page 7 of 9                    FINAL BASE FILE


7/21/94                  SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA                      Prices
1:00 PM                               Regular Reman Parts                                 Effective
                          (GM Parts/AC Delco Common and AC Delco Exclusive)                  8/1/94

   ----------------------------------------------------------------------------------------------
                                                             Exchange   SPO Transfer    SPO Core
   ----------------------------------------------------------------------------------------------
   Part Nbr  Description      Dealer Price    WD Price        Charge        Cost          Cost
   ----------------------------------------------------------------------------------------------
   10497083  GENER REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10497165  STRTR REM            $XX           $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10497166  STRTR REM            $XX           $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10497167  GENER REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   10497171  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301277  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301279  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301281  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301283  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301285  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301289  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301295  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301299  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301329  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301330  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301331  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301332  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301334  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301335  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301337  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301338  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301341  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301346  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301349  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301351  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301352  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301354  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301465  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301471  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301477  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301483  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301485  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12301487  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12302006  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12302205  GENER REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12302206  GENER REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   123O2208  GENER REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303033  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303034  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303037  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303038  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303394  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303399  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303442  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303566  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303567  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303568  STRTR REM                          $XX            $XX           $XX           $XX
   ----------------------------------------------------------------------------------------------

  7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA         Prices
   1:00PM                       Regular Reman Parts                    effective
                  (GM Parts/AC Delco Common and AC Delco Exclusive)      8/1/94

   ----------------------------------------------------------------------------------------------
                                                             Exchange   SPO Transfer    SPO Core
   ----------------------------------------------------------------------------------------------
   Part Nbr  Description      Dealer Price    WD Price        Charge        Cost          Cost
   ----------------------------------------------------------------------------------------------
   12303569  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303570  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303571  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303573  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12303747  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304036  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304037  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304038  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304040  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304041  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304042  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304044  STRTR REM            $XX            $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304203  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304579  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12304737  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12305904  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12307073  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12307727  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12309098  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12309100  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12321231  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12321234  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12321245  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12321307  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12322050  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12322724  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12323748  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12326606  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12326607  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12326608  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12326609  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12326610  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12326611  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12326614  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12329638  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12329639  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12329640  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------
   12332450  STRTR REM                           $XX            $XX          $XX           $XX
   ----------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------
             Memo:
   ----------------------------------------------------------------------------------------------
                       WD and Dealer Prices assume core is to be returned.
   ----------------------------------------------------------------------------------------------
                       Promotional Incentives may vary depending on the customer and
   ----------------------------------------------------------------------------------------------
                       the volume of purchases.
   ----------------------------------------------------------------------------------------------

                                   SPO - DRA



                              WESTERN AUTO PARTS
                              ------------------


                                FINAL BASE FILE
                                ---------------



                      THIS FILE CONTAINS 66 PART NUMBERS.




DAWN GORES
SPO PRICING
8-545-5662

07/21/94 01:53 PM

7/21/94          SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA           Prices
1:52 PM                  Western Auto Exclusive Parts                  Effective
                              (WD Exclusive)                              8/1/94

------------------------------------------------------------------------------------------------
                                            Western Auto    Exchange   SPO Transfer    SPO Core
------------------------------------------------------------------------------------------------
   Part Nbr  Description      WD Price       Fixed Price     Charge        Cost          Cost
------------------------------------------------------------------------------------------------
   10465068  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465069  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465070  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465071  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465072  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465073  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465074  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465075  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465076  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465077  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465078  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465079  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465080  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465081  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465082  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465084  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465085  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465086  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465087  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465088  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465089  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465090  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465091  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465092  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465093  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465094  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465103  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465103  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465105  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465106  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465107  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465108  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465109  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465110  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465111  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465112  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465113  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465114  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465115  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465116  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465117  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465118  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465119  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465120  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465122  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465123  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465125  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------

7/21/94           SERVICE PARTS OPERATIONS-DELCO REMY OF AMERICA         Prices
1.52 PM                   Western Auto Exclusive Parts                Effective
                                (WD Exclusive)                           8/1/94

------------------------------------------------------------------------------------------------
                                            Western Auto    Exchange   SPO Transfer    SPO Core
------------------------------------------------------------------------------------------------
   Part Nbr  Description      WD Price       Fixed Price     Charge        Cost          Cost
------------------------------------------------------------------------------------------------
   10465126  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465127  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465128  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465129  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465130  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465134  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465136  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465162  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465083  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465133  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465135  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465137  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465138  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465139  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465140  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465141  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465145  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465146  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------
   10465147  STRTR REM          $XX             $XX           $XX           $XX           $XX
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Memo:         WD and Dealer Prices assume core is to be returned.
--------------------------------------------------------------------------------
                           Promotional Incentives may vary depending on the
--------------------------------------------------------------------------------
                           customer and the volume of purchases.
--------------------------------------------------------------------------------

                                   EXHIBIT C
                                   ---------

                            PRODUCT FAMILY GROUPINGS
                            ------------------------

===============================================================================
 PC        BC           DESCRIPTION                  LOB                  PLT*
-------------------------------------------------------------------------------
 DD        DC        PEGULATOR PARTS              HEAVY DUTY               E
-------------------------------------------------------------------------------
 DP        DC        REGULATORS PLT 17            HEAVY DUTY               E
-------------------------------------------------------------------------------
 EC        EH        SOLENOID VALVE-TCS           HEAVY DUTY               E
-------------------------------------------------------------------------------
 EG        EH        SOLENOID PARTS               HEAVY DUTY               E
-------------------------------------------------------------------------------
 J1        J4        LONG SOLENOID                LD MOTORS                E
-------------------------------------------------------------------------------
 J2        J4        SHORT SOLENOID               LD MOTORS                E
-------------------------------------------------------------------------------
 J3        J4        SOLENOID PARTS               LD MOTORS                E
-------------------------------------------------------------------------------
 J7        J6        PG-200 PMGR MOTOR            LD MOTORS                G
-------------------------------------------------------------------------------
 J8        JE        PG-200 MOTOR PARTS           LD MOTORS                G
-------------------------------------------------------------------------------
 J9        J9        PMGR MOTOR PG250             LD MOTORS                G
-------------------------------------------------------------------------------
 JA        JA        SD-250 MOTOR                 LD MOTORS                G
-------------------------------------------------------------------------------
 JB        JB        SD-200 MOTOR                 LD MOTORS                G
-------------------------------------------------------------------------------
 JC        JC        FOREIGN MOTORS (59)          LD MOTORS                E
-------------------------------------------------------------------------------
 JD        JD        SD-200 TRNS TO AND           LD MOTORS                E
-------------------------------------------------------------------------------
 JE        JE        SD 200 SERIES MTR PTS        LD MOTORS                G
-------------------------------------------------------------------------------
 JF        JF        PG-260 MOTOR                 LD MOTORS                E
-------------------------------------------------------------------------------
 JG        JN        SD-300 MOTOR                 LD MOTORS                E
-------------------------------------------------------------------------------
 JH        JN        SD-300 HI PERF MTR           LD MOTORS                E
-------------------------------------------------------------------------------
 JI        JI        SD 210 MOTOR                 LD MOTORS                G
-------------------------------------------------------------------------------
 JJ        JJ        SD 260 MOTOR                 LD MOTORS                G
-------------------------------------------------------------------------------
 JK        JN        MISC EXT FRAME MOTOR         LD MOTORS                E
===============================================================================

                       Distribution and Supply Agreement
                                   Exhibit C
                               Page 1 of 5 Pages


===============================================================================
 PC         BC          DESCRIPTION                     LOB              PLT*
-------------------------------------------------------------------------------
 JM         JM       SD-300 MOTOR PARTS               LD MOTORS           E
-------------------------------------------------------------------------------
 JP         JP       PRE-LUBE MOTOR                   HEAVY DUTY          E
-------------------------------------------------------------------------------
 JQ         JP       PRE-LUBE MOTOR PARTS             HEAVY DUTY          E
-------------------------------------------------------------------------------
 JR         JS       KOREAN MOTOR PARTS               LD MOTORS           G
-------------------------------------------------------------------------------
 JT         JF       PG260 MOTOR PARTS                LD MOTORS           E
-------------------------------------------------------------------------------
 JW         JZ       20/22/25/27 MT MOTORS            HEAVY DUTY          E
-------------------------------------------------------------------------------
 JX         JM       P3 PTS PG-200 AND PG-300         LD MOTORS           E
-------------------------------------------------------------------------------
 JY         JZ       HD MOTOR PARTS                   HEAVY DUTY          E
-------------------------------------------------------------------------------
 K3         K3       28 MT MOTOR (23)                 HEAVY DUTY          E
-------------------------------------------------------------------------------
 K4         K3       28 MT MTR PARTS NIKKO            HEAVY DUTY          E
-------------------------------------------------------------------------------
 K8         JC       PUR FORGN MOTOR PART             LD MOTORS           E
-------------------------------------------------------------------------------
 KA         KE       30MT MOTOR                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KB         KE       30MT PARTS                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KC         KE       35MT MOTOR                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KD         KE       35MT PARTS                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KF         KH       37MT MOTOR                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KG         KH       37MT PARTS                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KJ         KL       40MT MOTOR                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KK         KL       40MT PARTS                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KM         KP       42MT MOTOR                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KN         KP       42MT PARTS                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KR         KU       41MT MOTOR                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KT         KU       41MT PARTS                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KW         KZ       50MT MOTOR                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 KX         KZ       50MT PARTS                       HEAVY DUTY          E
-------------------------------------------------------------------------------
 L1         L9       HEAVY DUT SLND MOTOR             HEAVY DUTY          E
===============================================================================

                        Distribution and Supply Agreement
                                    Exhibit C
                                Page 2 of 5 Pages

================================================================================
PC         BC              DESCRIPTION                LOB             PLT*
--------------------------------------------------------------------------------
L2         L9       MAG SWITCH                     HEAVY DUTY          E
--------------------------------------------------------------------------------
L3         L9       SW SERIES PARALLEL             HEAVY DUTY          E
--------------------------------------------------------------------------------
L4         L9       HD SLND SW PARTS               HEAVY DUTY          E
--------------------------------------------------------------------------------
LA         LA       PG260 MOTOR REMAN              REMAN               E
--------------------------------------------------------------------------------
LB         LB       10MT MOTOR REMAN               REMAN               E
--------------------------------------------------------------------------------
LC         LC       27SI PLANT 24 SALES            REMAN HD            J
--------------------------------------------------------------------------------
LD         LD       27MT MOTOR REMAN               REMAN HD            E
--------------------------------------------------------------------------------
LF         LF       21SI REMAN FLOAT STOCK         REMAN HD            E
--------------------------------------------------------------------------------
LH         LH       40/5OMT MOTOR REMAN            REMAN HD            J
--------------------------------------------------------------------------------
LI         LI       37MT MOTOR REMAN               REMAN HD            J
--------------------------------------------------------------------------------
LJ         LJ       FORD/CHRYSLER MOTOR            REMAN               E
--------------------------------------------------------------------------------
LL         LL       5MT MOTOR REMAN                REMAN               J
--------------------------------------------------------------------------------
LP         LP       25/26 SI REMAN                 REMAN HD            J
--------------------------------------------------------------------------------
LU         LU       41MT MOTOR REMAN               REMAN HD            J
--------------------------------------------------------------------------------
LY         LY       30SI DELC REMAN                REMAN HD            J
--------------------------------------------------------------------------------
M1         M1       PG-100 PMGR (62)               LD MOTORS           E
--------------------------------------------------------------------------------
M3         M3       FOREIGN MTR PART (56)          LD MOTORS           G
--------------------------------------------------------------------------------
M4         M4       FOREIGN MTR (65)               LD MOTORS           E
--------------------------------------------------------------------------------
M5         M5       FOREIGN MTRS (51)              LD MOTORS           E
--------------------------------------------------------------------------------
M6         M6       PG-150 PMGR (62)               LD MOTORS           E
--------------------------------------------------------------------------------
M9         M9       POWDER FORGE PARTS             LD MOTORS           G
--------------------------------------------------------------------------------
ME         ME       42MT MTR REMAN                 REMAN HD            J
--------------------------------------------------------------------------------
MF         MF       PMGR MTR REMAN                 REMAN               J
--------------------------------------------------------------------------------
MH         MH       20SI DELC REMAN                REMAN HD            J
--------------------------------------------------------------------------------
MI         MI       21SI DTN REMAN                 REMAN HD            E
--------------------------------------------------------------------------------
MJ         MJ       H.D. SOLENOIDS REMAN           REMAN HD            J
--------------------------------------------------------------------------------

                        Distribution and Supply Agreement
                                    Exhibit C
                                Page 3 of 5 Pages

=========================================================================
PC         BC       DESCRIPTION                   LOB               PLT*
-------------------------------------------------------------------------
MK         MK       28MT MTR REMAN                REMAN HD           J
-------------------------------------------------------------------------
MN         MN       LEECE NEVILLE                 REMAN HD           J
-------------------------------------------------------------------------
MP         MP       SERIES PARALLEL SW            REMAN HD           J
-------------------------------------------------------------------------
MQ         MQ       50 DN REMAN                   REMAN HD           E
-------------------------------------------------------------------------
ND         NI       10/12 SI-102 NON VENT         HEAVY DUTY         E
-------------------------------------------------------------------------
NF         NI       10/12 SI-116 DN               HEAVY DUTY         E
-------------------------------------------------------------------------
NG         NI       10/12 SI-136 DN               HEAVY DUTY         E
-------------------------------------------------------------------------
P5         PI       10 SI-100 DTN                 HEAVY DUTY         E
-------------------------------------------------------------------------
P6         PI       12 SI-100 DTN                 HEAVY DUTY         E
-------------------------------------------------------------------------
P7         PI       10/12 SI DTN PARTS            HEAVY DUTY         E
-------------------------------------------------------------------------
PN         PS       27SI-100 DELCOTRON            HEAVY DUTY         E
-------------------------------------------------------------------------
PR         PR       27SI DN PARTS                 HEAVY DUTY         E
-------------------------------------------------------------------------
PT         PX       27SI-200 DELCOTRON            HEAVY DUTY         E
-------------------------------------------------------------------------
PW         PX       27SI-200 DN PARTS             HEAVY DUTY         E
-------------------------------------------------------------------------
R4         R9       MISC MTR/GEN                  HEAVY DUTY         E
-------------------------------------------------------------------------
R5         R9       MISC MTR/GEN PARTS            HEAVY DUTY         E
-------------------------------------------------------------------------
RB         RC       40SI-150 DN PARTS             HEAVY DUTY         E
-------------------------------------------------------------------------
RE         RN       50 DN DELCOTRON               HEAVY DUTY         E
-------------------------------------------------------------------------
RF         RN       50 DN/SI DN PARTS             HEAVY DUTY         E
-------------------------------------------------------------------------
RW         RZ       PARTS FOR HD DN               HEAVY DUTY         E
-------------------------------------------------------------------------
S2         S3       20DN-PARTS                    HEAVY DUTY         E
-------------------------------------------------------------------------
SA         SF       20SI DELCOTRON                HEAVY DUTY         E
-------------------------------------------------------------------------
SE         SF       20/29SI DN PARTS              HEAVY DUTY         E
-------------------------------------------------------------------------
SH         SM       25SI DELCOTRON                HEAVY DUTY         E
-------------------------------------------------------------------------
SI         SI       26S1 DELCOTRON                HEAVY DUTY         E
-------------------------------------------------------------------------
SK         SM       30SI DELCOTRON                HEAVY DUTY         E
-------------------------------------------------------------------------

                       Distribution and Supply Agreement
                                   Exhibit C
                               Page 4 of 5 Pages

==============================================================================
    PC      BC       DESCRIPTION                     LOB                PLT*
------------------------------------------------------------------------------
    SL      SM       25/26/30SI PARTS               HEAVY DUTY           E
------------------------------------------------------------------------------
    ST      SV       21 SI DELCOTRON                HEAVY DUTY           E
------------------------------------------------------------------------------
    SU      SV       21 SI DTN PARTS                HEAVY DUTY           E
------------------------------------------------------------------------------
    XL      XL       P-25 VARIANCE                  LD MOTORS            G
------------------------------------------------------------------------------
    Z1      Z1       POWDERED METAL DEVEL           LD MOTOR             E
------------------------------------------------------------------------------
    ZA      ZB       MISC PKG AND PARTS             HEAVY DUTY           E
==============================================================================


* Plant codes on this list will change when DRA is established as follows:


           Anderson "E" will become "T"
           Meridian "G" will become "R"
           Laurel "J" will become "R"





















                        Distribution and Supply Agreement
                                    Exhibit C
                                Page 5 of 5 Pages